UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C

              INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               (AMENDMENT NO.  __)

Check  the  appropriate  box:

[X]     Preliminary  information  statement
[_] Confidential, for use of the Commission only (as permitted by Rule 14c-6(d)(2))
[_]     Definitive  information  statement

eWorld  Travel  Corp.
(Name  of  Registrant  as  specified  in  Its  Charter)

Payment  of  filing  fee  (check  the  appropriate  box):

[_]     No  fee  required

[X]     Fee  computed  on  table  below per Exchange Act Rules 14c-5(g) and 0-11

     (1)     Title  of  each  class  of securities to which transaction applies:
             COMMON
     (2)     Aggregate  number  of  securities  to  which  transaction  applies:
             11,000,000
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: $2.33
     (4)     Proposed  maximum  aggregate  value  of  transaction:  $25,630,000
     (5) Total fee paid: - $5,126.00 { one-fiftieth of one percent (0.0002) of the proposed aggregate value of the transaction}.

[_]     Fee  paid  previously  with  preliminary  materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

     (1)     Amount  previously  paid:
     (2)     Form,  schedule  or  registration  statement  no.:
     (3)     Filing  party:
             date  filed:


                                        1

                                TABLE OF CONTENTS

I.     LETTER  TO  EWORLD  TRAVEL  SHAREHOLDERS                               3

II.     SUMMARY  TERM  SHEET                                                  4
A.     Parties  Involved                                                      4
B.     Key  Terms  of  the  Transaction                                       4
C.     Reasons  For  Engaging  in  This  Transaction                          5
D.     Consideration  Offered  to  Security  Holders                          5
E.     Vote  Required  For  Approval  of  the  Transaction                    5
F.     Federal  Tax  Consequences  of  the  Transaction                       5

III.     THE  PLAN  OF  REORGANIZATION                                        6
A.     Background  Of  The  Offer  And  The  Plan  Of  Reorganization         6
B.     The  Parties  to  the  Agreement  and  Plan  of  Reorganization        7
C.     Mergers,  Consolidation,  Acquisitions  and  Similar  Matters
     -  Material  Terms  of  Agreement  and  Plan  of  Reorganization         8
D.     Recommendation  And  Reasons  of  the  eWorld  Travel  Board  For
       Engaging  in  the  Transaction.                                        9
E.     Material  Terms  of  Agreement  and  Plan  of  Reorganization          9
F.     Regulatory  Approvals  Required                                       10
G.     Federal  Tax  Consequences  of  the  Transaction                      10
H.     Consideration  Offered  To  Security  Holders                         11

IV.     GENERAL  INFORMATION                                                 12
A.     Date,  Time,  and  Place  Information                                 12
B.     Dissenter's  Rights  of  Appraisal                                    13
C.     Voting  Securities  and  Principal  Holders  thereof                  13
D.     Stock  Ownership  and  Certain  Beneficial  Owners  and Management    13
E.     Directors  and  Executive  Officers                                   14
F.     Compensation  of  Directors  and  Executive  Officers                 16
G.     Ratification  of  Independent  Public  Accountants                    17
H.     Compensation  Plan                                                    18
I.     Amendments  of  Charter,  Bylaws  or  Other  Documents                18

V.     EXHIBITS                                                              19

Annex  A.     Plan of Reorganization and Acquisition between eWorld Travel Corp.
              and  Power  River  Basin  Gas  Corp.                           20
Annex  B.     December  31,  2000 Annual Report for eWorld on Form 10-KSB    30
Annex  C.     March  31,  2001 Interim Report for eWorld on Form 10-QSB/A    66
Annex  D.     Audit  Committee  Report                                       75

                                        2


                               eWorld Travel Corp.
                     34700 Pacific Coast Highway, Suite 303
                           Capistrano Beach, CA 92624

                                  July __, 2001

Dear  Shareholder:

The enclosed information statement is being furnished to shareholders of record on July 3, 2001, of eWorld Travel Corp. ("EWLD", "We", "Our", "Us"), a Nevada corporation in connection with the following actions taken by written consent of holders of a majority of the outstanding shares of our common stock entitled to vote on the following proposals:


1. To acquire all of the issued and outstanding shares of stock of Powder River Basin Gas Corp. ("PRBG"), as a wholly owned subsidiary in exchange for the issuance of 11,000,000 new investment shares of our common stock, subject to satisfaction of the terms and conditions set forth in the attached Plan of Reorganization and Acquisition (see Annex A of Information Statement).
2. To change our corporate name to Powder River Basin Gas Corp., or a substantially similar name.
3. To elect Gregory C. Smith, Alan L. Edgar and Thomas John Magee to serve as our board of directors until our next annual meeting.
4. To ratify the appointment and continuation of Chisholm & Associates, LLC, as our auditors.


   WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


     Our board of directors has fully reviewed and unanimously approved the actions in connection with the above-referenced Plan of Reorganization and Acquisition and has determined that the consideration to our shareholders is fair for our acquisition of PRBG.

     Holders of approximately ----83% of our common stock have executed a written consent in favor of the proposals described herein. However, under federal law these proposals will not be effected until at least 20 days after this Information Statement has first been sent to shareholders.

     By  Order  of  the  Board  of  Directors,

 /s/Gerald Yakimishyn
    Gerald Yakimishyn, President


                                        3


             The date of this Information Statement is July __, 2001

                             II.  SUMMARY TERM SHEET


     This Summary Term sheet highlights selected information from this Information Statement and may not contain all the information that is important to you. If you wish to understand the transaction fully, you should carefully read this entire Information Statement and the documents to which it refers. The Plan of Reorganization and Acquisition ("POR") is attached as Annex A to this Information Statement. It is the definitive legal document that governs the transaction.


A.  THE  PARTIES:

- EWORLD TRAVEL CORP. ("EWLD", "WE", "OUR", "US"): We are a Nevada Corporation that has been engaged in the business of providing Internet-based online travel services for business and leisure travelers. EWLD is a public company whose securities trade on the Over the Counter Bulletin Board (OTCBB:
EWLD).  (See  Section  III,  Item  B,  Part  2)

-     POWDER  RIVER  BASIN  GAS CORP.("PRBG"):       PRBG, is a private Delaware
corporation  engaged  in the business of assembling and managing a  portfolio of undeveloped acreage in the Powder River Basin coal bed methane (CBM) play in Sheridan County, Wyoming. (See Section III, Item B, Part 3)


B.     KEY  TERMS  OF  THE  PLAN  OF  REORGANIZATION

Overview:

- EWLD will acquire 11,000,000 shares of PRBG stock, being 100% of its issued and outstanding stock, in exchange for 11,000,000 shares of EWLD common stock.

- PRBG's officers and directors, will also be elected to replace our officers and directors. Gregory C. Smith, Alan L. Edgar and Thomas John Magee have agreed to serve on the Board of Directors.

- By Majority consent our shareholders of record on July 3, 2001, approved the acquisition of PRBG, in accordance with the terms of the Plan of Reorganization as attached .

- The Board of Directors has agreed to accept the cancellation of 50,107,000 shares of its common stock, thus decreasing our outstanding capitalization to 21,161,200 shares of common stock post the issuance of the 11,000,000 new investment shares.

Other  Material  Considerations:

PRBG  will  operate  as  a  wholly owned subsidiary of EWLD and will be provided


                                        4


funding  by  subsequent  private  placements  of  investment  stock.

     EWLD will change its name to Powder River Basin Gas Corp., or a substantially similar name, and obtain a new CUSIP number and symbol from the NASD.

Additional  Conditions  for  Closing:

- The closing of the acquisition by EWLD is contingent upon a valid assignment of certain leasehold mineral interests to PRBG.


C.  REASONS  FOR  ENGAGING  IN  THIS  TRANSACTION

- We have had limited success in raising additional capital for our operations. The Board is optimistic that additional capital can be raised in a private placement or secondary offering based upon the business potential represented by PRBG's business. We do not believe that we can adequately grow our business without this additional capital and we will immediately begin to raise capital through a series of private placement offerings. (See Section III, Item D)


D.  CONSIDERATION  OFFERED  TO  SECURITY  HOLDERS

- PRBG shareholders who own shares at the date of the signing of the POR on June 19, 2001, will receive one share of EWLD stock for each PRBG share owned, or they may exercise dissenter's rights under Nevada law and receive the fair cash value for their PRBG shares. (See Section III, Item H)

E.  VOTE  REQUIRED  FOR  APPROVAL  OF  TRANSACTION

- Nevada Rev. Stat. Ann. Section 78.565 provides that the actions of a corporation may be approved upon such terms and conditions as its board of directors may deem expedient and for the best interests of the corporation when authorized by a vote of the holders of a majority of the stock. Section 78.320 of the Nevada law permits stockholders to approve such an action by written consent without the necessity of a shareholders meeting. (See Section IV, Item
B)


F.  FEDERAL  TAX  CONSEQUENCES  OF  THE  TRANSACTION

- The transaction between PRBG and EWLD appears to meet the Internal Revenue Code requirements for a tax free reorganization. The transaction is considered to be a forward merger in which there is no gain or loss recognized for the parties. In addition, there should be no taxable gain for our shareholders, but each shareholder should rely upon independent tax advice. (See Section III, Item
G)

                                        5


                               eWorld Travel Corp.
                     34700 Pacific Coast Highway, Suite 303
                           Capistrano Beach, CA 92624

        INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
              EXCHANGE ACT OF 1934 AND RULE 14C PROMULGATED THERETO

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE NOT REQUESTED TO SEND US A PROXY.

                         III. THE PLAN OF REORGANIZATION


A.     BACKGROUND  OF  THE  OFFER  AND  THE  PLAN  OF  REORGANIZATION

     Legal counsel of eWorld Travel Corp. introduced the management of PRBG to the management of our company in late May 2001. The management of PRBG discussed its leasehold interests and current negotiations for additional leasehold opportunities in the Powder River Basin, Sheridan County, Wyoming. The partners of PRBG were in the process of assembling a sizeable portfolio of undeveloped acreage in the Powder River Basin coal bed methane (CBM) play in Sheridan County, Wyoming. The acreage is located in a proven geological setting and near operators such as Western Gas Resources, Barrett Resources, Phillips Petroleum , J.M. Huber and others.

In early May 2001, the management of PRBG started exploring investment opportunities in the Powder River Basin, Sheridan County, Wyoming. Through industry contacts, management was made aware of an opportunity at Triple S Drilling ("Triple S"). In late May 2001, dialogue was initiated between PRBG representatives and Dick Shonor and Ted Schumacher of Triple S Energy. From Sunday, June 17, 2001 through Monday, June 18, 2001 a representative from PRBG and Taghmen Ventures, Ltd. ("Taghmen"), a PRBG shareholder, traveled to Sheridan County to meet Mr. Shonor and Mr. Schumacher to view Triple S's operations and tour its rigs and properties. During this visit the representative of PRBG and Triple S were able to agree to terms under which Taghmen would pay for and be assigned various mineral rights leases, subject to further due diligence. On June 14, 2001 Wilson Abstract and Title in Sheridan, Wyoming delivered clean title on 320 acres containing 12 well site locations. Under the terms of its agreement with Triple S, on June 15, 2001, management wired funds to Triple S and these leases were assigned to Taghmen.

The management of PRBG is currently in negotiations for additional property acquisitions that would increase the company's assets to approximately 20,000 net acres of undeveloped property and around 133 permitted wells.

After doing an examination and review of our company, PRBG's management believed we presented a better opportunity for raising capital for their future operating needs. It was determined by the management of PRBG that in order to meet their business goals that it would be beneficial to them to expedite a transaction with our company.

                                        6


Within a few days of the discussions with the management of PRBG, we prepared a Letter of Intent whereby we would acquire PRBG as a wholly owned subsidiary of EWLD. This letter of intent was subject to the continuation of mutually satisfactory due diligence examinations.

Our counsel, having conducted extensive due diligence was able to give us the appropriate information on which to base our decision to propose a transaction whereby we would acquire 100% of the shares of PRBG for the issuance of new investment shares. Our general legal counsel was then requested to prepare a Definitive Plan of Reorganization and Acquisition ("POR"). The POR was entered into on the morning of June 18, 2001. A copy of the POR is attached as Annex "A". Our major shareholder and other parties contacted by him, having 83% of the outstanding shares, agreed to approve this transaction by written consent as permitted by Nevada law.


B.     PARTIES  TO  THE  AGREEMENT  AND  PLAN  OF  REORGANIZATION

1.     EXECUTIVE  OFFICES  OF  PARTIES

     EWLD'S executive offices are at 34700 Pacific Coast Highway, Suite 303
          Capistrano Beach, CA 92624, telephone 949-248-1765, and fax 949-248-1688.

PRBG'S executive offices are currently located at 3303 Lee Parkway, Suite 415, Dallas Texas, 75209, telephone 214-526-5678 and fax 214-219-8788.

2.     ABOUT  EWLD'S  BUSINESS

     Headquartered in Capistrano Beach, CA, eWorld Travel Corp., known as EWLD, is a publicly listed company traded on the over-the-counter bulletin board market (OTCBB:EWLD).

          We are in the business of providing Internet-based online travel services for business and leisure travelers. From our web site, prospective customers can search for and book airline flights, car rentals, hotel vacations and other services from the convenience of their personal computers.

     Our current business plan has been unprofitable after 3 years of operations. The market or Internet travel related services is over-saturated and dominated by companies such as expedia.com and travelocity.com. Since the beginning of the current year, management has been actively seeking a business combination with a private company such that the combination would offer the potential for our company to grow.

     Information about our company can be found in our Annual report filed on Form 10-KSB for the year ending December 31, 2000 and our quarterly report for the period ending March 31, 2001 filed on Form 10-QSB. These reports are attached as Annex B and Annex C respectively. Additional information on EWLD can be found in its public filings that can be accessed electronically by means of the SEC's website on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com, as well as by such other means from the

                                        7


offices  of  the  SEC  as detailed herein with respect to EWLD's public filings.

3.  ABOUT  POWDER  RIVER  BASIN  GAS  CORP.'S  BUSINESS

     Powder River Basin Gas Corp. is a private Delaware corporation that was incorporated on June 13, 2001. PRBG is engaged in the business of assembling and managing a sizeable portfolio of undeveloped acreage in the Powder River basin coal bed methane (CBM) play in Sheridan County, Wyoming. This acreage is located in a proven geological setting and near operators such as Western Gas Resources, Barrett Resources, Phillips Petroleum, J.M. Huber and others.
The company currently has leasehold interests in 320 gross acres/160 net, permitted for 12 wells with multiple zones, 2,300 gross acres/1,380 net, permitted for 91 wells, right of first refusal on an additional 35,000 acres, and drilling rigs available to begin drilling immediately.
     PRBG is currently in discussions for a property acquisition of 17,000 acres in close proximity to the above stated property with potential to aggregate up to 25,000 contiguous acres through joint ventures and acreage swaps. The acreage has potential for over 125 locations with 30 wells currently permitted.
     PRBG's twelve month goals consist of raising sufficient capital for operations and the acquisitions of additional leasehold interests, and develop substantial capital availability, reserves of 50 Bcf, production of 25 MNcf/d, undeveloped acreage approaching 50,000 with an excess of 400 locations and a three to four year drilling inventory.
     A pure play, coal bed methane oriented independent, such as Evergreen Resources (EVG), commands a premium multiple as much as 6X in the market place (versus comparative companies of around 50%). This is due to substantial, high return internal growth, sound management, a strong balance sheet, low operating and finding costs and low risk development drilling. These factors, coupled with the geological setting, afford great visibility and predictability of earnings and cash flow and substantial value enhancement for investors. Evergreen Resources, in some respects is PRBG's model. Similarly, the same set of circumstances allowed Barrett Resources to sellout to Williams for $1.35 per Mcf, which equates to 7.1X current run rate EBITDA.

C.     MERGERS,  CONSOLIDATION,  ACQUISITIONS  AND  SIMILAR  MATTERS

     The Plan of Reorganization and Acquisition ("POR") among PRBG and the stockholders of EWLD, attached hereto as Annex A, is the governing document for this transaction. To understand this transaction completely the POR should be read in its entirety. A summary of the terms of the POR are set forth in Section E that follows.

                                        8


D. RECOMMENDATION AND REASONS OF THE EWORLD TRAVEL BOARD FOR ENGAGING IN THE TRANSACTION.

     The Board has approved the adoption of the POR and recommended it for approval by a majority of the shareholders.

     Our current business plan has been unprofitable after 3 years of operations. The market or Internet travel related services is over-saturated and dominated by companies such as expedia.com and travelocity.com. Since the beginning of the current year, management has been actively seeking a business combination with a private company such that the combination would offer the potential for our company to grow. We believe that the acquisition of PRBG offers such a potential.

     Our potential for profitability and growth is limited by our dependence on outside capital. The primary needs for PRBG's capital have been for participation in working interests and lease acquisitions. We believe that providing PRBG working capital secured through private placements, will be adequate to fund their operations until a revenue stream can be established through its participation in various leasehold interests. Based on discussions with various investor groups, we feel very optimistic in being able to secure this level of financing within a 30 to 60 day period. Our confidence in being able to raise private funds for a public entity is due primarily to the fact that PRBG is in the natural resource/energy business, a sector that has enjoyed a significant increase in pricing over the last twelve months, and whose respective companies have experienced a substantial increase in earnings and, correspondingly, market capitalization. Based on our due diligence, which is performed in part through the various publicly-available energy analysts, we feel that pricing for oil and natural gas should remain in the $30 and $8 ranges, per barrel and per MMcf, respectively, for the duration of 2001 and beyond. Inventory supplies and production rates have reversed their respective trends and the statistics on their relative ratio to one another appear to indicate that commodity pricing will remain consistent in the short and medium runs.

We believe that the 18 months of start-up and operating capital will be sufficient for PRBG to execute the strategies enumerated in its business plan and establish an ongoing and increasing revenue stream.

     The management of EWLD involved in the acquisition of PRBG believes that the above components should be well received in the capital markets.

E.     MATERIAL  TERMS  OF  AGREEMENT  AND  PLAN  OF  REORGANIZATION
     -  SUMMARY  OF  TRANSACTION

     At least twenty days after the mailing of this information statement to our shareholders, -11,000,000 new investment shares of EWLD common stock will be issued to the shareholders of PRBG such that for each share of PRBG stock owned they will receive one share of EWLD common stock. EWLD will continue the business operations of PRBG as a wholly owned subsidiary of EWLD.

                                        9


The  following  is  a  summary  of  the  key  provisions  of  this  transaction:

- Gregory C. Smith, Alan L. Edgar and Thomas John Magee will be elected to the Board of Directors of EWLD.
- There shall be no reverse split of EWLD's stock for at least eighteen months after the closing.
- In connection with this transaction our name will be changed to Powder River Basis Gas Corp., or a substantially similar name.
- PRBG shareholders will receive one share of EWLD stock for each share of PRBG stock owned on the record date of July 3, 2001.


F.     REGULATORY  APPROVALS  REQUIRED

     No Federal or State Regulatory requirements must be complied with except for compliance with the Federal Proxy Rules of the Securities Exchange Act of 1934. Approval must be, and has been, obtained from the shareholders of EWLD that own a majority of the outstanding shares under Nevada Law.


G.      FEDERAL  TAX  CONSEQUENCES  OF  THE  TRANSACTION


     Internal Revenue Code (IRC) sections 354 and 368 states that no gain or loss shall be recognized (by the corporations) if the acquiring corporation acquires the target's stock solely in exchange for its own voting stock and the acquiring corporation is in control of the target immediately after the acquisition. IRC section 368(c) defines control to represent 80% of the total combined voting power of all classes of stock. The acquisition of PRBG's assets into EWLD in exchange for stock is considered to be a forward merger in which EWLD will acquire control of PRBG. The shares issued by EWLD to be distributed to the PRBG stockholders will be equivalent voting shares. The POR appears to satisfy these IRC sections.

     In addition to the formal requirements of the Code, the transaction must meet certain substantive non-statutory requirements developed through case law and IRS regulations. These non-statutory rules may change what is in form a reorganization into a taxable transaction. These two requirements are Continuity of Interest and Continuity of Business Enterprise. The Continuity of Interest requires that a substantial part of the value of the proprietary interest in the target must be preserved. Again the POR appears to satisfy this requirement. The Continuity of Business Enterprise requires the acquiring corporation to continue to use the target's historic business or a significant portion of the target's historic business assets in the business. EWLD will preserve PRBG's business or continue to use their assets in the wholly-owned EWLD subsidiary.

The shareholders of PRBG will receive no other consideration than shares of EWLD stock. Based upon this assumption the transaction will not be taxable to the shareholders. Any other transaction entered into between any of the shareholders or debtors of EWLD with PRBG or its shareholders, if determined to be part of the exchange, may disqualify the nontaxable status of the exchange.

                                       10


H.     CONSIDERATION  OFFERED  TO  SECURITY  HOLDERS

     PRBG shareholders who own shares at the record date of July 3, 2001, will receive one share of EWLD stock for each PRBG share owned, or they may exercise dissenter's rights under Nevada law and receive the fair cash value for their PRBG shares. The ratio of EWLD shares that are being distributed to PRBG shareholders has been calculated by dividing the 11,000,000 shares received from EWLD for the acquisition of PRBG by 11,000,000, which is the number of shares issued and outstanding for PRBG.



                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

                                       11


                             IV. GENERAL INFORMATION

     This Information Statement is furnished by our Board of Directors in connection with the following actions taken by written consent of holders of a majority of the outstanding shares of our common stock entitled to vote on the actions:

1. To acquire all of the issued and outstanding shares of stock of Powder River Basin Gas Corp. ("PRBG"), as a wholly owned subsidiary in exchange for the issuance of 11,000,000 new investment shares of our common stock, subject to satisfaction of the terms and conditions set forth in the attached Plan of Reorganization and Acquisition (see Annex A of Information Statement).
2. To change our corporate name to Powder River Basin Gas Corp., or a substantially similar name.
3. To elect Gregory C. Smith, Alan L. Edgar and Thomas John Magee to serve as our board of directors until our next annual meeting.
4. To ratify the appointment and continuation of Chisholm & Associates, LLC, as our auditors.


A.     DATE,  TIME  AND  PLACE  INFORMATION

     There WILL NOT be a meeting of shareholders and none is required under Nevada General Corporation Law when an action has been approved by written consent by holders of a majority of the outstanding shares of our common stock.

This information statement is first being mailed on or about July __, 2001 to the holders of Common Stock as of the Record Date, July 3, 2001. Under Federal law the record date was determined as the date that the first public announcement was made of the Plan of Reorganization and Acquisition.

     PLEASE READ THE ENTIRE DOCUMENT. Further information is available by request or can be accessed on the Internet. eWorld Travel Corp. is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission (the "SEC"). Reports, proxy statements and other information filed by eWorld Travel Corp. can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com. You can read and copy any materials that we file with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549; the SEC's regional offices located at Seven World Trade Center, New York New York, 10048, and at 500 West Madison Street, Chicago, Illinois 60661. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. A copy of any public filing is also available, at no charge, by contacting our legal counsel, Karl E. Rodriguez at 949-248-9561.

This  acquisition of PRBG is described in more detail under the section


                                       12


entitled "Annex A The Plan of Reorganization and Acquisition". If these conditions are satisfied, then under Federal law this transfer will not be effective until at least 20 days after this information statement was mailed to you.


B.  DISSENTERS'  RIGHTS

     Under the Nevada law, our shareholders do not have dissenters' rights in connection with any of the actions that were approved as provided in this Information Statement.


C.  VOTING  SECURITIES

     EWLD presently has only one class of voting stock outstanding, namely its common stock. Our Common Voting Stock of par value $0.001 per share, of which 100,000,000 shares are authorized and 60,268,200 shares were issued and outstanding as of the Record Date, July 3, 2001. Each outstanding share is entitled to one vote. Only shareholders of record at the close of business on the Record Date are entitled to notice.

Nevada Rev. Stat. Ann. Section 78.320 of the Nevada law permits stockholders to approve such an action by written consent without the necessity of a shareholders meeting. The majority shareholders who own a total of 83% of the outstanding shares has approved, by written consent, the actions in connection with the POR.


D.  STOCK  OWNERSHIP  AND  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

(1) SECURITY OWNERSHIP OF MANAGEMENT. To the best of our knowledge and belief the following disclosure presents the total beneficial security ownership of all Directors and Nominees, naming them, and by all Officers and Directors as a group, without naming them, of us, known to or discoverable by us. More than one person, entity or group could be beneficially interested in the same securities, so that the total of all percentages may accordingly exceed one hundred percent. Please refer to explanatory notes if any, for clarification or additional information.

 (2) SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS. To the best of our knowledge and belief the following disclosure presents the total security ownership of all persons, entities and groups, known to or discoverable us, to be the beneficial owner or owners of more than five percent of any voting class of Registrant's stock. More than one person, entity or group could be beneficially interested in the same securities, so that the total of all percentages may accordingly exceed one hundred percent of some or any classes. Please refer to explanatory notes if any, for clarification or additional information.

 (3) CHANGES IN CONTROL. There are no arrangements known to us, including any pledge by any persons, of securities of this corporation, which may at a subsequent date result in a change of control of the Issuer.

                                       13


                                    TABLE A/B
                                  COMMON STOCK
                 OFFICERS AND DIRECTORS AND OWNERS OF 5% OR MORE

Name and Address of Beneficial Owner         Share                      Share
                                           Ownership        %        Attribution      %
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Gerald Yakimishyn (1). . . . . . . . . .   50,036,000       83.022%    50,157,000   83.223%
11270 Chalet Road
Sidney, BC V8L5M1 Canada
-------------------------------------------------------------------------------------------
Kirt W. James (2). . . . . . . . . . . .            0            -         10,000    0.017%
24843 Del Prado #318
Dana Point CA 92629 Secretary/Treasurer
-------------------------------------------------------------------------------------------
Officers and Directors as a Group. . . .   50,036,000       83.022%    50,167,000   83.240%
========================================  ===========  ============  ============  ========
Total Shares Issued and Outstanding. . .   60,268,200      100.000%    60,268,200  100.000%
-------------------------------------------------------------------------------------------

Name and Address of Beneficial Owner . .  Share        Share
  Ownership. . . . . . . . . . . . . . .            %  Attribution              %
-------------------------------------------------------------------------------------------
Sharon Yakimishyn (1). . . . . . . . . .       16,000        0.027%    50,157,000   83.223%
11270 Chalet Road
Sidney B.C. Canada V8L 5M1
-------------------------------------------------------------------------------------------
Travis Yakimishyn (1). . . . . . . . . .       16,000        0.027%    50,157,000   83.223%
11270 Chalet Road
Sidney B.C. Canada V8L 5M1
-------------------------------------------------------------------------------------------
Troy Yakimishyn (1). . . . . . . . . . .       16,000        0.027%    50,157,000   83.223%
11270 Chalet Road
Sidney B.C. Canada V8L 5M1
-------------------------------------------------------------------------------------------
Alysha Yakimishyn (1). . . . . . . . . .       16,000        0.027%    50,157,000   83.223%
11270 Chalet Road
Sidney B.C. Canada V8L 5M1
-------------------------------------------------------------------------------------------
San Juan Capital Corp. (1) . . . . . . .       26,000        0.043%    50,157,000   83.223%
11270 Chalet Rd.
Sidney B.C. Canada
-------------------------------------------------------------------------------------------
G.S.M.Y. Development Ltd. (1). . . . . .       31,000        0.051%    50,157,000   83.223%
11270 Chalet Rd.
Sidney B.C. Canada V8L 5M1
-------------------------------------------------------------------------------------------
Shibewalt Management, Inc. (2) . . . . .       10,000        0.017%        10,000    0.017%
24843 Del Prado #318
Dana Point CA 92629
-------------------------------------------------------------------------------------------


(1) These shares are attributed as if common ownership among Mr. Yakimishyn and his personal and corporate family.

(2) Shibewalt Management, Inc. is a private corporation wholly-owned by Mr. James. Mr. James is an Officer of our consultant and service provider, Intrepid International Ltd. Intrepid is not a shareholder of this corporation. Please see Relationships and Transactions, Item 12 following.

                                       14


     (3).  SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission. Such directors, executive officers and 10% stockholders are also required to furnish the Company with copies of all Section 16(a) forms they file.

To our knowledge, the following table sets forth the directors, executive officers and beneficial owners of more than 10% of any class of the Company's equity securities registered pursuant to Section 12 of the Exchange Act that failed to file on a timely basis:


--------------------------------------------------------------------------------
     Individual       No. of Late Reports     No. of Transactions not reported
--------------------------------------------------------------------------------
     Gerald  Yakimishyn     0                                   0
--------------------------------------------------------------------------------
     Kirt W. James          0                                   0
--------------------------------------------------------------------------------


E.  DIRECTORS  AND  EXECUTIVE  OFFICERS

     (1).  BIOGRAPHICAL  INFORMATION

      Gerald Yakimishyn and Kirt W James have been our Directors, having taken office from the inception of the company. The business experience and biographies are listed in the Form 10-KSB, PART III, Item 9, "Directors and Executive Officers, Promoters and Control Persons" attached hereto as Annex B.

 By majority consent, proposal 3 was approved for the election of the board of directors of EWLD; Gregory C. Smith, Alan L. Edgar and Thomas John Magee, to serve until the next meeting of shareholders. Neither Mr. Yakimishyn nor Mr.
James stood for re-election. The business experience and biographies of the Director nominees are as follows:

GREGORY C. SMITH, age 47, has been involved in the workout and structured finance business for almost 18 years. Since 1998 he has served as President of Renaissance Companies, Inc., a privately held firm specializing in providing debt and structured finance advisory services to real estate opportunity funds, institutional investors, and developers. Previous experience includes work in the commercial real estate field as both a principle and advisory and the financing and ownership of oil and gas properties in Texas and Okalahoma. Currently, Mr. Smith serves as Special Consultant to Fossil Bay Resources, a Junior oil and gas company listed on the CDNX. Mr. Smith holds a Bachelor of Science in Business from The University of Nevada.


ALAN L. EDGAR, age 54, has been involved in energy related investment/merchant banking and equity analysis for almost 30 years. Since 1998, Mr. Edgar has served as

                                       15


President of Cochise Capital, a privately held investment bank specializing in independent exploration and production related mergers and acquisitions advisory and financing. Previous public company mergers and acquisitions, investment/merchant banking and energy financing positions include serving as Managing Director and Co-Head of the Energy Group Of Donaldson, Lufkin & Jenrette Securities, Inc., (Credit Suisse First Boston Corporation) from 1990 to 1997; as Managing Director of the Energy Group of Prudential- Bache Capital Funding from 1987 to 1990 and as Corporate and Research Director of Schneider, Bernet & Hickman, Inc. (Thompson, McKinnon) from 1972 through 1986. Mr. Edgar has an MBA from Southern Methodist University and a Bachelor of Economics from Monash University, Melbourne, Australia.

THOMAS JOHN MAGEE, age 45, has been a consulting geologist since May of 1996. He graduated from Queens University in Kingston, Ontario with a Bachelor of Science degree in 1988. From May 1996 through September of 2000 Mr. Magee served as President of Winderra Resource Group. He currently serves on the Board of Directors of Boulder Mining Corporation, a public company trading on the CDNX and Chesbar Exploration Inc., a public company trading on the Toronto Stock Exchange.


     (2).  INFORMATION  CONCERNING  THE  BOARD  OF  DIRECTORS  AND  COMMITTEES

      The business affairs of EWLD are currently managed by its President and Director, Gerald Yakimishyn. The Board of Directors of EWLD held a total of four meetings during the fiscal year ended December 31, 2000. EWLD has no Compensation Committee. Our Directors, Gerald Yakimishyn and Kirt James, serve as the Audit Committee for the fiscal year ended December 31, 2000 and was responsible for reviewing the Company's financial statements and overseeing the Company's accounting practices and audit procedures. The Audit Committee held two meetings during the fiscal year ended December 31, 2000. The Board of Directors has not adopted a written charter for the Audit Committee.


 F.  COMPENSATION  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

     Our Officers and Directors serve without compensation at this time. No plan of compensation has been adopted or is under consideration at this time. None of the Directors currently receives, or has ever received, any salary from us in their capacities as such. No officers or directors are under an employment contract with us. We have no retirement, pension, profit sharing, or insurance or medical reimbursement plans. Mr. James, our Secretary/Treasurer, is an officer of Intrepid International, Ltd., a Nevada Corporation, which performs corporate services to us on a time-fee basis. Mr. James receives no special or extra-compensation by Intrepid, by reason of his service as Officer or Director of this corporation.

     Management reports that its President, Gerald Yakimishyn, has been compensated in stock during year 2001. The Summary Compensation Table on the following page is as of December 31, 2000.

                                       16


                           SUMMARY COMPENSATION TABLE

                                                                        Long Term Compensation
                                                                   |-----------------------------|
                                       Annual Compensation         |        Awards      | Payouts|
                              |------------------------------------------------------------------|
a . . . . . . . . .  b        |       c            d          e    |     f        g     |   h    |   i    |
----------------------------------------------------------------------------------------------------------|
Name. . . . . . . .                                                          Securities
And . . . . . . . .                                          Other    Restric-   Under-          All Other|
Principal . . . .                                         .  Annual     Ted     Lying             Compen- |
Position. . . . . .                                          Compen-   Stock   Options    LTIP     Sation |
                                    Salary       Bonus     Sation ($)  Awards  SARs (#)  Payouts     ($)  |
                         Year         ($)         ($)                   ($)               ($)             |
----------------------------------------------------------------------------------------------------------|
Gerald Yakimishyn.      2000           0           0            0         0        0       0         0
President/Director      1999           0           0            0         0        0       0         0
                        1998           0           0            0         0        0       0         0
----------------------------------------------------------------------------------------------------------
Kirt W. James. . .      2000           0           0            0         0        0       0         0
Secretary/ . . .     .  1999           0           0            0         0        0       0         0
Director . . . .     .  1998           0           0            0         0        0       0         0
----------------------------------------------------------------------------------------------------------



OUTSTANDING  STOCK  OPTIONS

The  Company  has  no  outstanding  stock  options  or  warrants.


G.  RATIFICATION  OF  INDEPENDENT  PUBLIC  ACCOUNTANTS

     (1).     BOARD  AUDIT  COMMITTEE  REPORT

Effective January 31, 2000, the Securities and Exchange Commission adopted new rules and amendments to current rules relating to the disclosure of information about companies' audit committees. In large part, the new rules are based on recommendations made by the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees. The new rules require that, for all votes of stockholders occurring after December 15, 2000, the proxy statement must contain a report of the audit committee addressing several issues identified in the rules. In addition, the SEC recommends that audit committees adopt written charters. Any such charter must be included as an attachment to the proxy statement at least once every three years. EWLD has not yet adopted an Audit Committee Charter but we are currently in the process of developing this document.

Our Audit Committee has reviewed and discussed with management the Company's consolidated financial statements as of and for the fiscal year ended December 31, 2000.

                                       17


Our Audit Committee has discussed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

Our Audit Committee has received and reviewed the written disclosures and the letter from the independent public accountants required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with the independent public accountants their independence.

Based on the reviews and discussions referred to above, our Audit Committee recommends to the board of directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-KSB.

A  copy  of  the  Audit  Committee  Report  is  attached  hereto  as  Annex  E.

(2). AUDIT FEES. The aggregate fees billed for professional services rendered for the audit of EWLD annual financial statements for the year ended
December 31, 2000 and the reviews of the financial statements included in the registrant's Form 10-QSB for that year were $1,047.00.

(3). RATIFICATION. By majority shareholder consent, proposal number 4, the ratification of Chisholm & Associates, LLC, as our auditors, has been approved. Chisholm & Associates, LLC, prepared the audited financial statements for the fiscal year ending December 31, 2000, and 1999. During the past two years there have been no changes in, or disagreements with, accountants on accounting and/or financial disclosure.


H.  COMPENSATION  PLAN

          Neither EWLD nor PRBG has compensation plans. EWLD Officers and Directors serve without compensation at this time. No plan of compensation has been adopted or is under consideration at this time. No employees are under an employment contract with us. We have no retirement, pension, profit sharing, or insurance or medical reimbursement plans.


I.  AMENDMENTS  OF  CHARTER,  BYLAWS  OR  OTHER  DOCUMENTS

     By majority shareholder consent, proposal number 2 has been approved such that our Articles of Incorporation will be amended to change our corporate name to Powder River Basin Gas Corp., or a substantially similar name upon effectuation of the Plan of Reorganization and Acquisition.


                                   SIGNATURES

                      By Order of the Board of Directors of
                               EWORLD TRAVEL CORP.

July  __,  2001



                    /s/Gerald Yakimishyn     /s/Kirt W. James
                       Gerald Yakimishyn     Kirt W. James
                  President / Director     Secretary / Director

                                       18


                                 EXHIBITS INDEX

                                                                        Page No.

Annex  A.  Plan  of  Reorganization  and  Acquisition                         20

Annex  B.  2000  Annual  Report  for  eWorld  Travel  on  Form  10-KSB        30

Annex  C.  March  31, 2001 Quarterly Report for eWorld Travel on Form 10-QSB  66

Annex  D.     Audit  Committee  Report                                        75

                                       19


--------------------------------------------------------------------------------
                                     Annex A

                     PLAN OF REORGANIZATION AND ACQUISITION
--------------------------------------------------------------------------------

                                       20


     PLAN  OF  REORGANIZATION  AND  ACQUISITION

     THIS PLAN OF REORGANIZATION AND ACQUISITION is made and dated this day of June 19, 2001 by and between the above referenced corporations.

1.  THE  PARTIES  TO  THIS  PLAN

     (1.1)  eWorld  Travel  Corp.  ("EWLD"),  a  Nevada  Corporation.

     (1.2)  Powder  River  Basin  Gas  Corp.  ("PRBG"),  a Delaware Corporation.

2.  THE  CAPITAL  OF  THE  PARTIES:

     (2.1) The Capital of EWLD consists of 100,000,000 shares of common voting stock of $0.001 par value authorized, of which 62,682,000 shares are issued and outstanding; and

     (2.2) The Capital of PRBG consists of 50,000,000 shares of common voting stock of $0.001 par value authorized, of which 11,000,000 shares are issued and outstanding.

3. PLAN OF REORGANIZATION AND ACQUISITION. Subject to the terms and conditions of this Plan of Reorganization and Acquisition, EWLD (Nevada), and PRBG (Delaware) shall be reorganized, such that EWLD shall acquire PRBG, and PRBG shall become a wholly-owned subsidiary of EWLD.

4. TAX FREE REORGANIZATION. Internal Revenue Code (IRC) sections 354 and 368 states that no gain or loss shall be recognized (by the corporations) if the acquiring corporation acquires the target's stock solely in exchange for its own voting stock and the acquiring corporation is in control of the target immediately after the acquisition. IRC section 368(c) defines control to represent 80% of the total combined voting power of all classes of stock. The acquisition of PRBG's assets into EWLD in exchange for stock is considered to be a forward merger in which EWLD will acquire control of PRBG. The shares issued by EWLD to be distributed to the PRBG stockholders will be equivalent voting shares. The POR appears to satisfy these IRC sections.

5. CONDITIONS PRECEDENT. The following conditions are things that must be done before the Reorganization and Acquisition may close.

     (5.1) CORPORATE APPROVALS. The Boards of Directors of both Corporations respectively shall have determined that it is advisable and in the best interests of each of them and both of them to proceed with the acquisition by the Public Corporation, in accordance with IRS Section 368 (B) and (C). These U.S. tax provisions provide generally that no gain or loss be recognized from a statutory reorganization of two corporations.

     (5.2) SHAREHOLDER APPROVALS. The Shareholders of both Corporations respectively shall have approved the acquisition and this agreement, and each shall have been approved and adopted by the Board of Directors of in a manner consistent with the laws of its Jurisdiction and its constituent documents.

                                       21


     (5.3) DUE DILIGENCE. Each party shall have furnished to the other party all corporate and financial information which is customary and reasonable, to conduct its respective due diligence, normal for this kind of transaction. If either party determines that there is a reason not to complete this Plan of Reorganization as a result of their due diligence examination, then they must give written notice to the other party prior to the expiration of the due diligence examination period. The Due Diligence period, for purposes of this paragraph, shall expire on a date determined by the parties;

     (5.4) DISSENTING SHAREHOLDERS. The rights of dissenting shareholders, if any, of each party shall have been satisfied and the Board of Directors of each party shall have determined to proceed with this Plan of Reorganization and Acquisition.

     (5.5) All of the terms, covenants and conditions of this Plan of Reorganization and Acquisition to be complied with or performed by each party for Closing shall have been complied with, performed or waived in writing; and

     (5.6) The representations and warranties of the parties, contained in this Plan of Reorganization and Acquisition, as herein contemplated, except as amended, altered or waived by the parties in writing, shall be true and correct in all material respects at the Closing Date with the same force and effect as if such representations and warranties are made at and as of such time; and each party shall provide the other with a corporate certificate, of a director of each party, dated the Closing Date, to the effect, that all conditions precedent have been met, and that all representations and warranties of such party are true and correct as of that date. The form and substance of each party's certification shall be in a form reasonably satisfactory to the other.

     (5.7) EWLD is full reporting company pursuant to Section 13 of the Securities Exchange Act of 1934, such that compliance with the Federal Proxy
Rules  of  the  1934  Act  are  required  as  a conditions precedent to closing.

     (5.8) Each Corporation hereby represents and warrants that the foregoing recitals are true, correct and accurate.


6. TERMINATION. This Plan of Reorganization and Acquisition may be terminated at any time prior to closing, whether before or after approval by the shareholders of either or both; (i) by mutual consent; or (ii) by either party if the other is unable to meet the specific conditions precedent applicable to its performance within a reasonable time; or (iii) by either or both if holders of a sufficient number of securities exercises dissenters' rights such that to complete the transaction herein contemplated would create undue financial difficulty upon either or both. In the event that there is a termination of this Plan of Reorganization and Acquisition by either or both, as provided above, this Plan of Reorganization and Acquisition shall forthwith become void and there shall be no liability on the part of either party or their respective officers and directors.

                                       22


7.  CONVERSION  OF  OUTSTANDING  SHARES.

     (7.1) Each and every share of stock of PRBG held in treasury (if any) shall be cancelled.

     (7.2) The Eleven Million shares of PRBG shall be converted into Eleven Million new investment shares of EWLD common stock, duly and validly issued, fully paid and non-assessable to or for the shareholders of PRBG. New investment shares means that such shares shall be "Restricted Securities" as defined in Rule 144(a), as promulgated by the Securities and Exchange Commission, of the United States, pursuant to Sec. 3(b) of the Securities Act of 1933. PRBG shareholders will receive one share of EWLD stock for each share of PRBG stock owned on the record date of July 3, 2001.

     (7.3) REGISTRATION RIGHTS there are no existing rights of any existing or prospective shareholders for Registration of any securities of either party; nor contractual or other restrictions upon the rights of the issuer or any person to seek to register securities for sale, resale or as a class of securities for trading on the OTCBB, on NASDAQ or a recognized stock exchange; except and unless provided for expressly in this Plan of Reorganization and Acquisition.


8. SURVIVING CORPORATIONS. Both corporations shall survive the Reorganization herein contemplated and shall continue to be governed by the laws of its respective State of Incorporation.

     (8.1) SURVIVING ARTICLES OF INCORPORATION: the Articles of Incorporation of both corporations remain in full force and effect, unchanged.

     (8.2) SURVIVING BY-LAWS: the By-Laws of both corporations shall have been adopted or amended in form approved by PRBG, before Closing, and such By-Laws, as so adopted or amended, shall then remain in full force and effect, unchanged, by this Acquisition. If PRBG shall not have adopted By-Laws, then the By-Laws of EWLD shall be deemed adopted, until amended.

9. RIGHTS OF DISSENTING SHAREHOLDERS: The rights, if any, of dissenting shareholders shall be determined as follows:

     (9.1) BEFORE CLOSING: Before Closing, as hereafter defined, each of the corporations shall be responsible for the rights of its own dissenting shareholders. Each party shall be responsible for the handling of rights of its dissenting shareholders, if any. Either party shall have the right to terminate this Plan of Reorganization and Acquisition if holders of a sufficient number of its shareholders exercise their lawful dissenters rights such that to complete the transactions herein contemplated would create undue burden upon it. Such determination shall be made by the Board of Directors of such party, in their sole discretion, acting reasonably.

     (9.2) AFTER CLOSING: After Closing, EWLD shall be the entity responsible for the rights of dissenting shareholders.

     (9.3) APPOINTMENT OF AGENTS. The Secretaries of State of the State of each party's domicile shall be appointed as agents for service of process for the

                                       23


shareholders of the corporations within their jurisdictions, or formerly within their jurisdictions, to whatever extent may be required by the laws of either State. The Agent for Mailing Process, if required, following the Acquisition shall be the following person, until or unless a substitute agent be duly appointed in his stead:

     Gregory  C.  Smith  (Director/President)
     203  South  Main,  Suite  2002
     Sheridan,  WY  82801


10. CLOSING. Subject to the terms and conditions of this Plan of Reorganization and Acquisition, upon closing the transaction, the following events and transactions ("the Closing") will occur.

     (10.1) EWLD shall acquire PRBG, pursuant to the laws of their respective states, together all of the property, right and interest of PRBG and be subject to all the debts, liabilities and obligations of PRBG, and EWLD shall continue as the "Parent Corporation".

     (10.2) The name of the Parent Corporation shall remain/become "Powder River Basin Gas Corp." or a substantially similar name.

     (10.3) The principal executive office of the Parent Corporation shall be or become 203 South Main, Suite 2002, Sheridan, WY 82801

     (10.4) Unless the following nominations are changed by PRBG in writing, before Closing, PRBG nominates, and the existing Directors shall nominate the following persons as additional Directors of the Parent Company, and shall nominate them for election to the offices indicated:

          Gregory  C.  Smith  (Director/President);

          Alan  L.  Edgar  (Secretary/Director);  and

          Thomas  John  Magee  (Director).

     (10.5) The Board of Directors has agreed to accept the cancellation of 50,107,000 shares of its common stock, thus decreasing our outstanding capitalization to 21,161,200 shares of common stock post the issuance of the 11,000,000 new investment shares.


     (10.6) AFTER CLOSING. The following events and transactions will occur immediately or shortly after Closing, and are deemed by the parties to be an integral part of the Closing process, and material to this agreement:

     (10.7) Subject to the uniform, customary principles, endorsed in the laws of Nevada , to the effect that the governance of the corporation be vested in the Board of Directors, and subject to the right and duty of the Parent Corporation's duly appointed Initial Board of Directors to make independent judgment as to all matters of corporate governance; the parties intend that the

                                       24


existing Director or Directors of the resulting and surviving corporation shall, forthwith upon Closing, prepare such transitional corporate minutes and documents as are necessary and reasonably required to complete and effectuate the transition in a proper and business-like manner.

     (10.8) Unless instructed otherwise in writing before Closing, or immediately following Closing, by PRBG, such transitional minutes and documents shall provide, among other matters:

          First, for the nomination of and appointment of new directors, as indicated, and the retirement and resignation of the existing directors, if any, and the recital and signature of the duly appointed directors, to the effect that they shall have accepted their appointment and taken office immediately;

          Second, for the election of new Officers of the Parent Corporation, by the newly appointed Directors, as they shall deem appropriate;

          Third, for the designation or re-designation of auditors for the Parent Corporation such appointment to continue until such time as their successor may be appointed pursuant to applicable laws;

          Fourth, for the designation of Madison Stock Transfer Inc., unless otherwise determined by the Board of Directors of the Parent Corporation, as the Certificate and Transfer Agency of the Parent Corporation;

          Fifth, that fiscal year-end of the Parent Corporation shall be and remain December 31, unless otherwise determined by the Board of Directors of the Parent Corporation;

          Sixth, that the Officers be empowered and directed to issue shares of EWLD for shares of PRBG to be exchanged; unless such issuance has been made previously;

          Seventh,  that  PRBG  shall  issue  11,000,000  shares  to  EWLD.


11. ARTICLES OF SHARE EXCHANGE. The Directors of the Parent Corporation shall, forthwith upon Closing, prepare and file Articles of Acquisition with this plan of reorganization and Acquisition attached, with the Secretaries of State of Nevada and Delaware.

12. CLOSING/EFFECTIVE DATE: The Reorganization and Acquisition contemplated by this Agreement shall Close and become effective on the following dates: the Closing Date, shall be determined by the Boards of Directors of EWLD and PRBG, in the manner provided by the laws of places of incorporation and consistent with the constituent corporate documents of each party, upon the satisfaction or waiver of all of the conditions precedent hereinbefore or hereinafter after set forth; the Effective Date shall be the date of filing the Articles of Share Exchange with the Secretary of State of Nevada.

13.  MUTUAL  EXPRESS  COVENANTS:

     (13.1) FURTHER ASSURANCES: The Directors of each Corporation shall and will execute and deliver any and all necessary documents, acknowledgments and

                                       25


assurances and do all things proper to confirm or acknowledge any and all rights, titles and interests created or confirmed herein. Specifically, and without limitation: each party covenants to use all reasonable efforts to obtain all consents, approvals and waivers, including the approval of its directors and security holders, that may be necessary or desirable in order to complete the transactions contemplated herein; take such other measures as may be appropriate to fulfill its obligations hereunder and to carry out the transactions contemplated herein; afford to the other parties hereto, and their financial and legal advisors, reasonable access during normal business hours, to the management, properties, books, contracts, commitments and records of such party and to allow the other party hereto and their advisors to perform an examination of the financial condition, business, affairs, property and assets of the party and during such period, shall promptly furnish to the other party hereto, a copy of all information concerning its business, properties and personnel as the other party hereto may reasonably request; and use all reasonable efforts to cause each of the conditions precedent set forth in this Plan of Reorganization and Acquisition to be completed or complied with on or before Closing, and to complete the actions following Closing necessary to make the Closing effective.

     (13.2) GOOD FAITH AND FAIR DEALING: Each Corporation covenants hereby to deal with each other and each others shareholders fairly and in good faith, in all matters related to this Agreement and the events and transactions contemplated by it.

     (13.3) EXECUTORY PERIOD BEFORE CLOSING: Each Corporation agrees with the other that it will not, during the "executory period" after the making of this Agreement and until Closing: allot or issue any shares of its capital or enter into any agreement granting the right, by conversion, exchange or otherwise, to acquire any of its unissued capital, except as contemplated herein; declare any dividends; sell all or any part of its assets, or otherwise enter into any transactions or negotiations which could reasonably be expected to interfere with or be inconsistent with the consummation of this Plan of Reorganization and Acquisition; amend or alter its constituent documents except as contemplated herein; or engage in any business, enterprise or activity materially different from that carried on by it at the date of this Plan of Reorganization and Acquisition or enter into any transaction or incur any obligation, expenditure or liability other than in the ordinary course of business, as presently conducted.

     (13.4) NO REVERSE SPLIT: There shall be no reverse split of EWLD's stock for at least eighteen months after the closing.

14. GENERAL MUTUAL REPRESENTATIONS AND WARRANTIES. The purpose and general import of the Mutual Representations and Warranties, are that each party has made appropriate full disclosure to the others, that no material information has been withheld, and that the information exchanged is or shall be accurate, true and correct. Each Corporation acknowledges and confirms that it is relying on such representations and warranties in connection with this plan of reorganization and Acquisition:

     (14.1) ORGANIZATION AND QUALIFICATION. Each Corporation warrants and represents that it is duly organized and in good standing, and is duly qualified to conduct any business it may be conducting, as required by law or local ordinance.

                                       26


     (14.2) CORPORATE AUTHORITY. Each Corporation warrants and represents that it has Corporate Authority, under the laws of its jurisdiction and its constituent documents, to enter into this Agreement and to complete the transactions contemplated hereby.

     (14.3) OWNERSHIP OF ASSETS AND PROPERTY. Each Corporation warrants and represents that it is duly incorporated and organized and validly subsisting and in good standing under the laws of its respective jurisdiction and has the corporate power and authority to own or lease its assets as now owned or leased and to carry on its business as now carried on and holds all necessary federal, state and municipal governmental licenses, permits and authorizations in connection therewith, except for those where the failure to hold such licenses, permits and authorizations would not have a material adverse effect on the business, prospects, property, financial condition or results of its operations. Each Corporation has lawful title and ownership of its property as reported to the other, and as disclosed in its financial statements.

     (14.4) CURRENT COMPLIANCE. To the best of each Corporation's knowledge, it is in compliance with all applicable governmental laws, by-laws, regulations and orders material to its corporate existence, operations and properties.

     (14.5) ABSENCE OF CERTAIN CHANGES OR EVENTS. Each Corporation warrants and represents that there are and shall be at Closing no material changes of circumstances or events which have not been fully disclosed to the other party, and which, if different than previously disclosed in writing shall have been disclosed in writing as current as is reasonably practicable. Certain financial statements, have been exchanged between the parties, and others shall have been exchanged before Closing. All such financial statements together with the notes thereto present, and shall present fairly, the financial position of such corporation as of its respective date, and have been, or shall have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except that the unaudited financial statements may or may not contain notes and are subject to year-end adjustments). To the best of each party's respective knowledge, there have been no changes n the condition, financial or otherwise, or in the results of operations of either corporation which have had or may reasonably be expected to have a material adverse effect on the business, prospects, property, financial condition or results of operations of either. Neither Corporation has declared or paid any dividends or otherwise made any distribution of any kind or nature to any of its shareholders or has any material liabilities, debts or obligations, whether accrued, absolute or contingent, which have not been otherwise disclosed, or which shall not have been disclosed to the other.

     (14.6) LITIGATION AND ENFORCEMENTS. There are no legal, arbitrable, governmental or other actions, proceedings or investigations pending or threatened against or otherwise affecting either Corporation or any of its assets, and to the best of each corporation's knowledge there has been no event or events which have occurred that could give rise to any such material action, proceeding or investigation. Each Corporation warrants and represents that there are no legal proceedings, administrative or regulatory proceedings, pending or suspected, which have not been fully disclosed in writing to the other.

     (14.7) ABSENCE OF UNDISCLOSED LIABILITIES. Each Corporation warrants and represents specifically that it has and shall have no material liabilities which have not been disclosed to the other, in the financial statements or otherwise in writing, before the Acquisition. "Undisclosed Liabilities", as used herein, includes without limitation, contingent liabilities of any kind or sort, including without limitation, employment contracts, and corporate guaranties;

                                       27


     (14.8) NO BREACH OF OTHER AGREEMENTS. Each Corporation warrants and represents that this Agreement, and the faithful performance of this agreement, will not cause any breach of any other existing agreement, or any covenant, consent decree, or undertaking by either, not disclosed to the other. Neither the execution and delivery of this Plan of Reorganization and Acquisition, the consummation of the transactions herein contemplated nor the fulfillment of or compliance with the terms and provisions hereof or thereof will (i) result in or constitute a material default under, its articles or by-laws or any material agreement to which its is a party, (ii) constitute an event which would permit any party to any material agreement with it, to terminate such agreement or to accelerate the maturity of any indebtedness of it or other obligation of it, or
(iii) result in the creation or imposition of any encumbrance upon its Shares or any of its assets.

     (14.9) CAPITAL STOCK. Each Company warrants and represents that the issued and outstanding shares and all shares of capital stock of such corporation, is as detailed herein, that all such shares are in fact issued and outstanding, duly and validly issued, were issued as and are fully paid and non-assessable shares, and that, other than as represented in writing, there are no other securities, options, warrants or rights outstanding, to acquire further shares of such Corporation, except as mutually disclosed, represented and warranted in
Section  2.

     (14.10) BROKERS' OR FINDER'S FEES. Each Corporation warrants and represents that is aware of no claims for brokers' fees, or finders' fees, or other commissions or fees, by any person not disclosed to the other, which would become, if valid, an obligation of either company.

15.  MISCELLANEOUS  PROVISIONS

     (15.1) At the Closing Date, their shall be no undisclosed changes from that reflected in the financial and other statements exchanged by the parties.

     (15.2) Except as required by law, no party shall provide any information concerning the Acquisition or any aspect of the transactions contemplated by this Agreement to anyone other than their respective officers, employees and representatives without the prior written consent of the other parties hereto. The aforesaid obligations shall terminate on the earlier to occur of (a) the Closing, or (b) the date by which any party is required under its articles or bylaws or as required by law, to provide specific disclosure of such transactions to its shareholders, governmental agencies or other third parties. In the event that the transaction does not close, each party will return all confidential information furnished in confidence to the other.

     (15.3) This Agreement may be executed simultaneously in two or more counterpart originals. The parties can and may rely upon facsimile signatures as binding under this Agreement, however, the parties agree to forward original signatures to the other parties as soon as practicable after the facsimile signatures have been delivered.

     (15.4) The Parties to this agreement have no wish to engage in costly or lengthy litigation with each other. Accordingly, any and all disputes which the parties cannot resolve by agreement or mediation, shall be submitted to binding arbitration under the rules and auspices of the American Arbitration Association, as a further incentive to avoid disputes, each party shall bear its own costs, with respect thereto, and with respect to any proceedings in any court brought to enforce or overturn any arbitration award. This provision is expressly intended to discourage litigation and to encourage orderly, timely and economical resolution of any disputes which may occur.

                                       28


     (15.5) If any provision of this Agreement or the application thereof to any person or situation shall be held invalid or unenforceable, the remainder of the Agreement and the application of such provision to other persons or situations shall not be effected thereby but shall continue valid and enforceable to the fullest extent permitted by law.

     (15.6) No waiver by any party of any occurrence or provision hereof shall be deemed a waiver of any other occurrence or provision.

     (15.7) The parties acknowledge that both they and their counsel have reviewed and revised this agreement and that the normal rule of construction shall not be applied to cause the resolution of any ambiguities against any party presumptively. The Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

     THIS PLAN OF REORGANIZATION AND ACQUISITION is executed on behalf of each Company by its duly authorized representatives, and attested to, pursuant to the laws of its respective place of incorporation and in accordance with its constituent documents.


eWorld  Travel  Corp.                               Powder River Basin Gas Corp.
(A NEVADA  CORPORATION)                                 (A DELAWARE CORPORATION)
           by                                                       by
  /s/Gerald Yakimishyn                                    /s/Gregory Smith
     Gerald  Yakimishyn                                      Gregory C. Smith
     President                                               President

                                       29


--------------------------------------------------------------------------------
                                     Annex B

              ANNUAL REPORT FOR eWORLD TRAVEL CORP. ON FORM 10-KSB
                      For the year ending December 31, 2000
--------------------------------------------------------------------------------

                                       30


                                  FORM  10-K-SB

                       SECURITIES  AND  EXCHANGE  COMMISSION
                             WASHINGTON,  D.C.  20549

               [X]  ANNUAL  REPORT  PURSUANT  TO  SECTION  13  OR  15(D)
                     OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934


                       COMMISSION  FILE  NUMBER:  000-28429

                           FOR  THE  YEAR  ENDED  12/31/00


                               EWORLD  TRAVEL  CORP.

NEVADA                                                                68-0423301
(JURISDICTION  OF  INCORPORATION)        (I.R.S.  EMPLOYER  IDENTIFICATION  NO.)


34700  PACIFIC  COAST  HIGHWAY,  SUITE  303,  CAPISTRANO  BEACH  CA        92624
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)


REGISTRANT'S  TELEPHONE  NUMBER,  INCLUDING  AREA  CODE:         (949)  248-1765

SECURITIES  REGISTERED  PURSUANT  TO  SECTION  12(B)  OF  THE  ACT:         NONE


SECURITIES  REGISTERED  PURSUANT  TO  SECTION  12(G)  OF  THE ACT:     2,682,000

YES [X] NO [ ] (INDICATE BY CHECK MARK WHETHER THE REGISTRANT (1) HAS FILED ALL REPORT REQUIRED TO BE FILED BY SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934 DURING THE PRECEDING 12 MONTHS (OR FOR SUCH SHORTER PERIOD THAT THE REGISTRANT WAS REQUIRED TO FILE SUCH REPORTS) AND (2) HAS BEEN SUBJECT TO SUCH FILING REQUIREMENTS FOR THE PAST 90 DAYS.)

[] (INDICATE BY CHECK MARK WHETHER IF DISCLOSURE OF DELINQUENT FILERS ( 229.405) IS NOT AND WILL NOT TO THE BEST OF REGISTRANT'S KNOWLEDGE BE CONTAINED HEREIN, IN DEFINITIVE PROXY OR INFORMATION STATEMENTS INCORPORATED HEREIN BY REFERENCE OR ANY AMENDMENT HERETO.)

AS  OF  12/31/00:

 THE  NUMBER  OF  SHARES  OUTSTANDING  OF  THE  REGISTRANT'S  COMMON  STOCK  WAS
2,682,000.

 THE AGGREGATE NUMBER OF SHARES HELD BY NON-AFFILIATES WAS APPROXIMATELY 1,012,000 SHARES.

EXHIBIT  INDEX  IS  FOUND  ON  PAGE


                                       31



PART  I                                                                       33

ITEM  1.  DESCRIPTION  OF  BUSINESS                                           34

ITEM  2.  DESCRIPTION  OF  PROPERTY                                           35

ITEM  3.  LEGAL  PROCEEDINGS                                                  35

ITEM  4.  SUBMISSION  OF  MATTERS  TO  A  VOTE  OF  SECURITY  HOLDERS         35

PART  II                                                                      35

ITEM  5.  MARKET  FOR  COMMON  EQUITY  AND  STOCKHOLDER  MATTERS              35
      (A)  MARKET  INFORMATION                                                35
      (B)  HOLDERS                                                            35
      (C)  DIVIDENDS                                                          35
      (D)  SALES  OF  UNREGISTERED  COMMON  STOCK  2000                       35

ITEM  6.  MANAGEMENT'S  DISCUSSION  AND  ANALYSIS  OR PLAN OF OPERATION       36
      (A)  PLAN  OF  OPERATION:  TWELVE  MONTHS                               36
      (B)  DISCUSSION  AND  ANALYSIS  OF  FINANCIAL  CONDITION  AND  RESULTS  OF
           OPERATIONS                                                         37
      (C)  FUTURE  PROSPECTS                                                  38

ITEM  7.  FINANCIAL  STATEMENTS                                               39

ITEM  8.  CHANGES  IN  AND  DISAGREEMENTS  WITH  ACCOUNTANTS
          ON  ACCOUNTING  AND  FINANCIAL  DISCLOSURE                          40

PART  III                                                                     40

ITEM  9.  DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS     40

ITEM  10.  EXECUTIVE  COMPENSATION                                            41

ITEM  11.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT     41
      (A)  SECURITY  OWNERSHIP  OF  MANAGEMENT                                41
      (B)  SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS               41
      (C)  CHANGES  IN  CONTROL                                               41

ITEM  12.  CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS                 43

ITEM  13.  EXHIBITS, FINANCIAL STATEMENT SCHEDULES, AND REPORTS ON FORM 8-K   43
      (A)  FINANCIAL  STATEMENTS                                              43
      (B)  FORM  8-K  REPORTS                                                 43
      (C)  EXHIBITS                                                           43

                                       32


                                     PART  I


                        ITEM  1.  DESCRIPTION  OF  BUSINESS.


(A) HISTORICAL INFORMATION. EWORLD TRAVEL CORP., WAS ORGANIZED AS A CLOSELY HELD NEVADA CORPORATION, ON DECEMBER 9, 1998. ON OR ABOUT JANUARY 4, 1999, WE EXTENDED A LIMITED OFFERING, PURSUANT TO RULE 504, OF REGULATION D, AS THEN
PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION. THE OFFERING WAS 2,000,000 SHARES OF COMMON STOCK, AT $0.01 PER SHARE, TO TWENTY INVESTORS,
INCLUDING THE FOUNDERS AND INITIAL AFFILIATES. THE 2,000,000 SHARES WERE SUBSCRIBED FOR AND PLACED TO SOPHISTICATED INVESTORS, WITH PRE-EXISTING RELATIONSHIPS TO US. ON MARCH 1, 1999, WE AUTHORIZED AN ADDITIONAL PLACEMENT OF 672,000 ADDITIONAL SHARES OF COMMON STOCK, AT $0.25 PER SHARE, PURSUANT TO THE RULE, TO EIGHT SOPHISTICATED INVESTORS, ALL OF WHOM HAD PREVIOUS RELATIONSHIPS WITH US, AND MANY OF WHOM HAD INVESTED IN THE INITIAL 2,000,000 SHARE OFFERING. ON MARCH 31, 1999, WE ACCEPTED TWO ADDITIONAL SUBSCRIPTIONS FROM TWO ACCREDITED INVESTORS, FOR A TOTAL OF 10,000 SHARES OF COMMON STOCK, AT $0.20 PER SHARE, ALSO PURSUANT TO RULE 504. AS A RESULT OF THE FOREGOING, WE HAVE 2,682,000 SHARES OF COMMON STOCK ISSUED AND OUTSTANDING.

(B)  THE  BUSINESS  OF  REGISTRANT  AND  ITS  SUBSIDIARIES.

      (1) PRINCIPAL PRODUCTS OR SERVICES AND THEIR MARKETS. WE ARE A MARKET DRIVEN COMPANY CREATED FOR THE PURPOSE OF PROVIDING INTERNET-BASED ONLINE TRAVEL SERVICES FOR BUSINESS AND LEISURE TRAVELERS. FROM OUR WEB SITE, PROSPECTIVE CUSTOMERS CAN SEARCH FOR AND BOOK AIRLINE FLIGHTS, CAR RENTALS, HOTEL VACATIONS AND OTHER SERVICES FROM THE CONVENIENCE OF THEIR PERSONAL COMPUTERS. THE TRAVEL INDUSTRY REPRESENTS A LARGE AND LUCRATIVE MARKET, WITH AN ESTIMATED TOTAL VALUE OF AS MUCH AS $2 TRILLION, ANNUALLY, ACCORDING TO THE WORLD TOURISM ORGANIZATION. GLOBAL SPENDING ON TRAVEL AND TOURISM HAS MORE THAN DOUBLED IN THE DECADE AS THE STANDARD OF LIVING OF MANY OR MOST PEOPLE IN THE WORLD HAS RISEN, AND AS MORE COUNTRIES HAVE BECOME ACCESSIBLE TO TOURISM. IN 1997, SPENDING IN THE UNITED STATES BY DOMESTIC AND INTERNATIONAL TRAVELLERS GENERATED MORE THAN $502 BILLION. IT IS FROM THIS ENORMOUS MARKET THAT U.S. TRAVEL AGENCIES AND TOUR OPERATORS EARN THEIR SIZABLE REVENUES. IN THE UNITED STATES, THE TOURISM INDUSTRY IS CURRENTLY THE THIRD LARGEST RETAIL INDUSTRY, BEHIND AUTOMOTIVE AND FOOD STORES. ONLINE TRAVEL SERVICES WERE THE FIRST REAL EXAMPLE OF ONLINE COMMERCE IN THE BUSINESS SECTOR, INCREASING EFFICIENTLY AND REDUCING THE EXPENSE OF TRAVEL PLANNING. ONLINE TRAVEL REVENUES CAN BE EXPECTED TO GROW EXPONENTIALLY OVER THE NEXT FIVE YEARS, AS COMPUTER USERS DISCOVER THE CONVENIENCE AND EASE OF BOOKING ONLINE. INTERNET USERS BOOKED $276 MILLION IN TRAVEL SERVICES IN 1996. IN 1997, SALES TRIPLED TO $827 MILLION. BY THE YEAR 2000, THE SIZE OF THE ONLINE TRAVEL INDUSTRY IS BELIEVED BY MANAGEMENT TO HAVE REACHED $9 BILLION, WITH AIRLINE TICKETS ACCOUNTING FOR 73 PERCENT OF SALES. SOLOMON BROTHERS HAS SAID THAT REAL-TIME TRAVEL INFORMATION WAS THE "THIRD REVOLUTION" IN THE AIRLINE INDUSTRY, AFTER THE LAUNCH OF JET AIRCRAFT IN THE 1950'S, AND THE DEREGULATION IN THE LATE 70'S. COMMONLY KNOWN RESEARCH STUDIES HAVE SUGGESTED THAT ONLINE TRAVEL SERVICES COULD BE ONE OF THE FASTEST-GROWING SEGMENTS OF ELECTRONIC COMMERCE OVER THE INTERNET.

      (2) DISTRIBUTION METHODS OF THE PRODUCTS OR SERVICES. OUR WEB SITE IS ON THE WORLD WIDE WEB AT WWW.EWORLD.COM. THE SITE PROVIDES CUSTOMERS WITH AN INTUITIVE INTERFACE OF REAL-TIME DATA. BY LINKING TO THE INDUSTRY'S COMPUTER RESERVATION SERVICES, THE SITE SEARCHES APOLLO, SABRE, WORLDSPAN, AND SYSTEM ONE DATA BASES AND PROVIDES CUSTOMERS WITH TRAVEL INFORMATION AND RESERVATION CAPABILITIES 24 HOURS PER DAY. VISITORS TO THE SITE WILL HAVE ACCESS TO MORE THAN 500 AIRLINES, 50 CAR RENTAL COMPANIES, AND 33,000 HOTELS. THESE EXTENSIVE SERVICES ARE MADE POSSIBLE THROUGH A PARTNERSHIP WITH TRAVELOCITY.COM, INC., OUT OF FORT WORTH, TEXAS ("TRAVELOCITY"). WE HAVE LINKED WITH TRAVELOCITY TO PROVIDE

                                       33




THE "BOOKING ENGINE" TO OUR WEB SITE, THEREBY ACCESSING TRAVELOCITY'S EXTENSIVE COMPUTER DATA BASES, TECHNOLOGY, SERVICES AND SUPPORT SYSTEM. LINKING THE WEB SITE TO TRAVELOCITY'S SYSTEM VIA THE INTERNET WILL REDUCE SIGNIFICANTLY OUR START-UP TIME AND COSTS. IN EXCHANGE, TRAVELOCITY RECEIVES TRANSACTION FEES FOR PROVIDING TURNKEY TICKET FULFILLMENT. THIS RELATIONSHIP WILL FREE US TO FOCUS OUR ATTENTION AND RESOURCES ON GENERATING REVENUES FROM TRAVEL BOOKING SERVICES AND ADVERTISING PLACED ON THE SITE. OUR WEB SITE MANAGER IS BINARY ENVIRONMENTS, LTD., AN INTERNET COMPANY AND WEBSITE HOST, LOCATED IN VANCOUVER BC CANADA, SPECIALIZING IN THE DEVELOPMENT OF WEB APPLICATIONS. IT IS OWNED BY LINDI COUPPLES, (604) 733-4060.

      (3)  STATUS  OF  ANY  PUBLICLY  ANNOUNCED  NEW  PRODUCT  OR SERVICE. NONE.

      (4) COMPETITIVE BUSINESS CONDITIONS AND THE SMALL BUSINESS ISSUER'S COMPETITIVE POSITION IN THE INDUSTRY. COMPETITION IN THE INTERNET TRAVEL SERVICE INDUSTRY IS INTENSELY COMPETITIVE, AND THE INTENSITY OF SUCH COMPETITION CAN ONLY INCREASE AS THE MARKET EXPANDS. IT IS EXTREMELY SIGNIFICANT THAT EASE OF ENTRY INTO THE AREA OF OUR BUSINESS IS PRACTICAL FOR CUSTOMERS. IT IS NOTABLE THAT MANY MAJOR CREDIT CARDS, BANKS AND OTHER LARGE INSTITUTIONS PRESENTLY COMPETE IN THIS AREA, OFFERING SOME SERVICES TO THEIR ESTABLISHED CUSTOMERS, AND THAT COMPETITION WITH SUCH INSTITUTIONAL GIANTS WILL CONTINUE TO PRESENT A CHALLENGE TO US.

      (5) SOURCES OF AND AVAILABILITY OF RAW MATERIALS AND THE NAMES OF PRINCIPAL SUPPLIERS. NOT APPLICABLE.

      (6)  DEPENDANCE  ON  ONE  OR  A  FEW  MAJOR  CUSTOMERS.  NOT  APPLICABLE.

      (7) PATENTS, TRADEMARKS, LICENSES, FRANCHISES, CONCESSIONS, ROYALTY AGREEMENTS OR LABOR CONTRACTS. NOT APPLICABLE.

      (8) NEED FOR ANY GOVERNMENT APPROVAL OF PRINCIPAL PRODUCTS OR SERVICES AND STATUS. NOT APPLICABLE.

      (9) EFFECT OF EXISTING OR PROBABLE GOVERNMENTAL REGULATIONS ON THE BUSINESS. NOT APPLICABLE.

      (10) ESTIMATE OF AMOUNT SPENT ON RESEARCH AND DEVELOPMENT IN EACH OF LAST TWO YEARS. NONE.

      (11) COSTS AND EFFECTS OF COMPLIANCE WITH ENVIRONMENTAL LAWS. NOT APPLICABLE.

      (12)  NUMBER  OF  TOTAL  EMPLOYEES  AND  FULL-TIME  EMPLOYEES.  NONE.

      (13) YEAR 2000/2001 COMPLIANCE, EFFECT ON CUSTOMERS AND SUPPLIERS. WE ARE NOT AWARE OF ANY YEAR 2000/2001 COMPLIANCE ISSUES WHICH WOULD AFFECT CUSTOMERS OR SUPPLIERS, SPECIFICALLY. ANY INTERNET COMPANY SHARES THE GENERAL RISKS OF INTERFERENCE WITH THE SYSTEM AS A WHOLE, OR OF SOME UNFORESEEABLE SEGMENT. WE HAVE MADE A REASONABLE SERIES OF INQUIRES OF THOSE UPON WHOM ITS BUSINESS DEPENDS DIRECTLY, AND ARE INFORMED AND BELIEVES THAT IT IS AS Y2K COMPLIANT AS IS REASONABLY POSSIBLE, AND FORESEES NO Y2K EFFECT UPON ITS BUSINESS OR BUSINESS PLAN.

(C) FINANCING PLANS. FOR MORE INFORMATION, PLEASE SEE ITEM 6 OF PART II, MANAGEMENT'S DISCUSSION AND ANALYSIS.

(D) PLANNED ACQUISITIONS. THERE ARE NO PLANNED ACQUISITIONS. WE ARE CONTINUOUSLY INVESTIGATING MEANS TO ENHANCE SHAREHOLDER VALUE. SYNERGISTIC ACQUISITIONS IN THE FUTURE ARE OPEN TO CONSIDERATION.

(E)  EMPLOYEES.  WE  HAVE  TWO OFFICERS/DIRECTORS AND NO OTHER EMPLOYEES AT THIS
TIME.

                                       34




                        ITEM  2.  DESCRIPTION  OF  PROPERTY.

     WE HAVE NO PROPERTY AND ENJOY THE NON-EXCLUSIVE USE OF OFFICES AND TELEPHONE OF OUR OFFICERS AND CONSULTANT AT THE PRESENT TIME. WE ARE BILLED FOR CONSULTING SERVICES, WHICH BILLING INCLUDES ALL SUCH AMENITIES PROVIDED.


                           ITEM  3.  LEGAL  PROCEEDINGS.

     THERE  ARE  NO  LEGAL  PROCEEDINGS  PENDING, THREATENED OR SUSPECTED, BY OR
AGAINST  OUR  CORPORATION,  AS  OF  THE  PREPARATION  OF  THIS  REPORT.


          ITEM  4.  SUBMISSION  OF  MATTERS  TO  A  VOTE  OF  SECURITY  HOLDERS.

     OUR ANNUAL MEETING OF SHAREHOLDERS WAS HELD ON MAY 1, 2000. THE FOLLOWING PROPOSALS WERE SUBMITTED TO SHAREHOLDERS AND APPROVED:

1. REELECT THE TWO EXISTING DIRECTORS TO SERVE UNTIL THE NEXT MEETING OF SHAREHOLDERS.

2. RATIFY THE ENGAGEMENT OF CROUCH, BIERWOLF & CHISHOLM, CERTIFIED PUBLIC ACCOUNTANTS, AS OUR CORPORATE AUDITORS, TO REVIEW AND COMMENT UPON OUR FINANCIAL STATEMENTS.

                                     PART  II


           ITEM  5.  MARKET  FOR  COMMON  EQUITY  AND  STOCKHOLDER  MATTERS.


 (A) MARKET INFORMATION. THE COMMON STOCK OF THIS ISSUER IS NOW QUOTED OVER THE COUNTER ON THE BULLETIN BOARD ( OTCBB )(NOVEMBER 2000) AND PREVIOUSLY ON THE NQB "PINK SHEETS". WE HAVE ONE CLASS OF SECURITIES, COMMON VOTING EQUITY SHARES ( COMMON STOCK ). THE COMPANY'S SECURITIES MAY BE QUOTED IN THE OVER-THE-COUNTER MARKET, BUT THERE IS A YOUNG, SPORADIC AND POTENTIALLY VOLATILE TRADING MARKET FOR THEM. QUOTATIONS FOR, AND TRANSACTIONS IN, THE SECURITIES ARE CAPABLE OF RAPID FLUCTUATIONS, RESULTING FROM THE INFLUENCE OF SUPPLY AND DEMAND ON RELATIVELY THIN VOLUME. THERE MAY BE BUYERS AT A TIME WHEN THERE ARE NO SELLERS, AND SELLERS WHEN THERE ARE NO BUYERS, RESULTING IN SIGNIFICANT VARIATIONS OF BID AND ASK QUOTATIONS BY MARKET-MAKING DEALERS, ATTEMPTING TO ADJUST CHANGES IN DEMAND AND SUPPLY. A YOUNG MARKET IS ALSO PARTICULARLY VULNERABLE TO SHORT SELLING, SELL ORDERS BY PERSONS OWNING NO SHARES OF STOCK, BUT INTENDING TO DRIVE DOWN THE MARKET PRICE SO AS TO PURCHASE THE SHARES TO BE DELIVERED AT A PRICE BELOW THE PRICE AT WHICH THE SHARES WERE SOLD SHORT. BASED UPON STANDARD REPORTING SOURCES, THE FOLLOWING INFORMATION IS PROVIDED:


PERIOD  .      HIGH  BID       LOW  BID     VOLUME
1ST  2000          NOT  AVAILABLE
2ND  2000          NOT  AVAILABLE
3RD  2000          NOT  AVAILABLE
4TH  2000           9/16      1/4         85,000


     THE FOREGOING PRICE INFORMATION IS BASED UPON INTER-DEALER PRICES WITHOUT RETAIL MARK-UP, MARK-DOWN OR COMMISSIONS AND MAY NOT REFLECT ACTUAL TRANSACTIONS. THE SOURCE OF THE INFORMATION IS BIGCHARTS.COM.

                                       35




 (B) HOLDERS. MANAGEMENT CALCULATES THAT THE APPROXIMATE NUMBER OF HOLDERS OF THE COMPANY'S COMMON STOCK, AS OF DECEMBER 31, 2000, WAS 21.

 (C) DIVIDENDS. WE HAVE NOT PAID ANY CASH DIVIDENDS ON OUR COMMON STOCK, AND DO NOT ANTICIPATE PAYING CASH DIVIDENDS ON OUR COMMON STOCK IN THE NEXT YEAR. WE ANTICIPATE THAT ANY INCOME GENERATED IN THE FORESEEABLE FUTURE WILL BE RETAINED FOR THE DEVELOPMENT AND EXPANSION OF OUR BUSINESS. FUTURE DIVIDEND POLICY IS SUBJECT TO THE DISCRETION OF THE BOARD OF DIRECTORS AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING FUTURE EARNINGS, DEBT SERVICE, CAPITAL REQUIREMENTS, BUSINESS CONDITIONS, THE FINANCIAL CONDITION OF THE COMPANY AND OTHER FACTORS THAT THE BOARD OF DIRECTORS MAY DEEM RELEVANT.

 (D)  SALES  OF  UNREGISTERED  COMMON  STOCK  2000.  NONE


       ITEM  6.  MANAGEMENT'S  DISCUSSION  AND  ANALYSIS  OR  PLAN OF OPERATION.


 (A) PLAN OF OPERATION: TWELVE MONTHS. THE INITIAL PLAN REMAINS TO TAKE OPTIMAL ADVANTAGE OF THE BURGEONING MARKET BY POSITIONING US AS A ONE-STOP SHOP, FOR TRAVELLERS WORLDWIDE, OFFERING THE WIDEST POSSIBLE RANGE OF TRAVEL INFORMATION, SERVICES AND PRODUCTS. THIS IS CONSIDERED AN AMBITIOUS BUT ACHIEVABLE PLAN. AS THE MARKET HAS DEFLATED IN THE PAST FEW MONTHS, EXPANDED BUSINESS AND WEBSITE DEVELOPMENT HAVE BEEN DEFERRED. THE INITIAL REVENUE GENERATION IS EXPECTED TO BE GENERATED FROM ADVERTISERS ON THE WEB SITE, AND GRADUALLY SHIFTING IN FAVOR OF CUSTOMER BOOKINGS. WE WILL EXPAND WITH OFFERINGS OF TRAVEL RELATED PRODUCTS OVER TIME. WHILE THERE CAN BE NO ASSURANCE OF SUCCESS, WE BELIEVE THAT THE SITE WILL ATTRACT THE ATTENTION OF TRAVELLERS, BY MEANS OF THE EXTENSIVE ARRAY OF FREE TRAVEL INFORMATION AVAILABLE, AND ITS EASE OF USE. WEBSITE DEVELOPMENT EXPECTED TO BE COMPLETED BY THE END OF THE CURRENT YEAR HAS BEEN DEFERRED IN RESPONSE TO CURRENT MARKET CONDITIONS. MANAGEMENT REPORTS THAT WE CONTINUE TO EXPLORE NEW REVENUE SOURCES AND INTERNET TRAVEL SOLUTIONS. AS THE MARKET HEADED INTO THE CLOSE OF YEAR 2000, ALL INDICATORS RELIED UPON BY MANAGEMENT WERE DECIDEDLY NEGATIVE TOWARD ANY PROPOSED CAPITAL FORMATION OR BUSINESS DEVELOPMENT OF NEW
INTERNET BUSINESSES. IMPLEMENTATION OF STRATEGIC SOFTWARE SOLUTIONS IN A VOLITIVE DOWNWARD-TRENDING MARKETPLACE DID NOT MAKE GOOD SENSE TO MANAGEMENT. WE WOULD EXPECT TO OBTAIN A WORKING OFFICE, AND TO FURNISH IT WITH OFFICE EQUIPMENT AND ONE OR TWO ORDINARY PERSONAL COMPUTERS. WE DO NOT REQUIRE AN EXPENSIVE SERVER OR DATABASE SYSTEM BECAUSE OF OUR AGREEMENT WITH TRAVELOCITY'S WEBSITE AND USE OF THEIR WEB NETWORK. WE WOULD EXPECT TO EMPLOY A MANAGER AND TWO SALES PERSONNEL WHEN OPERATIONS ARE LAUNCHED. THIS MAY OCCUR IN THE FIRST HALF OF YEAR 2001, IF MARKET CONDITIONS IMPROVE.

     THE  FOLLOWING  DISCUSSION IDENTIFIES MORE SPECIFICALLY OUR DEFERRED PLANS:
BINARY ENVIRONMENTS HAS WORKED AND WILL RESUME WORK ON MAPPING SOFTWARE EXCLUSIVELY FOR US; RESEARCH AND DEVELOPMENT OF HIGH-SCHOOL AND COLLEGIATE TARGET MARKETING PROGRAMS TO BE INCORPORATED INTO OUR SITE. FUTURE PLANS INCLUDE ACQUISITION OF A FULLY-SCALABLE WEB SERVER, WITH A HARDWARE COST OF APPROXIMATELY $15,000, POSTPONED.

     CASH REQUIREMENTS AND OF NEED FOR ADDITIONAL FUNDS: TWELVE MONTHS. BECAUSE OF MARKET CONDITIONS WE HAVE ESTIMATED AND CONTINUE TO ESTIMATE THAT WE WILL REQUIRE ABOUT $125,000.00 TO $150,000.00 IN NEW FINANCING, DURING THE NEXT TWELVE MONTHS, WITH WHICH TO LAUNCH AND SUSTAIN OUR OPERATIONS. THE COMPANY WILL ENDEAVOR TO DEVELOP STRATEGIC ALLIANCES WITH EXISTING TRAVEL SERVICE COMPANIES AND DEVELOP A MORE "HANDS-ON" BUSINESS STRATEGY. WHILE NO SPECIFIC FINANCING PROGRAM HAS BEEN FIXED OR ADOPTED, WE INTEND TO RAISE THESE FUNDS BY THE PRIVATE PLACEMENT OF UP TO 1,000,000 NEW INVESTMENT SHARES OF COMMON STOCK, AT APPROXIMATELY $0.20 PER SHARE, TO SOPHISTICATED, ACCREDITED AND INSTITUTIONAL INVESTORS. LAST QUARTER MARKET CONDITIONS WERE UNFAVORABLE TO OUR LAUNCH OF THESE PROGRAMS. THEY HAVE BEEN DEFERRED.

                                       36




     CAUTIONARY STATEMENT: THERE CAN BE NO ASSURANCE THAT WE WILL BE SUCCESSFUL IN RAISING CAPITAL THROUGH PRIVATE PLACEMENTS OR OTHERWISE. EVEN IF WE ARE SUCCESSFUL IN RAISING CAPITAL THROUGH THE SOURCES SPECIFIED, THERE CAN BE NO ASSURANCES THAT ANY SUCH FINANCING WOULD BE AVAILABLE IN A TIMELY MANNER OR ON TERMS ACCEPTABLE TO US AND OUR CURRENT SHAREHOLDERS. ADDITIONAL EQUITY FINANCING COULD BE DILUTIVE TO OUR THEN EXISTING SHAREHOLDERS, AND ANY DEBT FINANCING COULD INVOLVE RESTRICTIVE COVENANTS WITH RESPECT TO FUTURE CAPITAL RAISING ACTIVITIES AND OTHER FINANCIAL AND OPERATIONAL MATTERS.


 (B) DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS. SELECTED FINANCIAL INFORMATION AND DISCUSSION IS PROVIDED, AS FOLLOWS:


Balance Sheet: . . . . . . . . .  December 31    December 31
Selected Information . . . . . .          2000           1999
--------------------------------  -------------  -------------
Cash and Equivalents . . . . . .  $      1,133   $      1,825
Accounts Receivable. . . . . . .             0              0
--------------------------------  -------------  -------------
Current Assets . . . . . . . . .         1,133          1,825
Investments: Available for Sale.           415              0
                                  -------------  -------------
Other Assets . . . . . . . . . .           415              0
--------------------------------  -------------  -------------
Total Assets . . . . . . . . . .         1,548          1,825
                                  =============  =============
Accounts Payable . . . . . . . .         7,400              0
Advances (Related Party) . . . .             0           385
Notes Payable (Related Party). .        41,685
Total Liabilities. . . . . . . .        49,085            385
Common Stock . . . . . . . . . .         2,682          2,682
                                  -------------  -------------
Paid-in Capital. . . . . . . . .        36,118         36,118
Less: Subscription Receivable. .             0        (1,000)
Accumulated Comprehensive
(Loss) . . . . . . . . . . . . .       (12,185)             0
Accumulated Deficit. . . . . . .       (74,152)       (36,360)
                                  -------------  -------------
Total Equity . . . . . . . . . .       (47,537)         1,440
                                  -------------  -------------
Total Liabilities and Equity . .         1,548          1,825
                                  =============  =============


     DURING 1999, AN OFFICER AND SHAREHOLDER PAID EXPENSES ON BEHALF OF THE COMPANY IN THE AMOUNT OF $385. DURING 2000, AN OFFICER AND SHAREHOLDER LOANED THE COMPANY $41,685. THE NOTE IS NON-INTEREST BEARING AND PAYABLE UPON DEMAND.

     DURING 1999, WE ISSUED 672,000 SHARES OF COMMON STOCK FOR CASH OF $16,800 AND 10,000 SHARES OF COMMON STOCK FOR CASH OF $1,000 AND A SUBSCRIPTION RECEIVABLE OF $1,000. DURING 1998, WE ISSUED 2,000,000 SHARES OF COMMON STOCK FOR A SUBSCRIPTION RECEIVABLE OF $20,000. WE RECEIVED THE $20,000 IN JANUARY 1999.

     IN JANUARY 2000, OUR NOTES RECEIVABLE OF $3,351, WAS EXCHANGED FOR A MARKETABLE EQUITY SECURITY VALUED AT $12,600. A GAIN OF $9,249 WAS RECOGNIZED ON

                                       37




THE EXCHANGE. AS OF DECEMBER 31, 2000, THE ESTIMATED FAIR VALUE OF THE SECURITY IS $415. THE UNREALIZED LOSS OF $12,185 HAS BEEN RECOGNIZED AS AN ACCUMULATED COMPREHENSIVE LOSS.


     WE HAVE RECORDED NO REVENUES, AND OUR DEFICIT FROM OPERATIONS HAS INCREASED SUBSTANTIALLY.

                                                 Inception    Inception
                                     For the      March 26,    March 26,
                                      Years.        1999         1999
                                      ended.         to           To
                                     December     December     December
                                        31           31           31
                                      2000         1999         2000
 Operations
 Selected Information
Revenues:. . . . . . . . . . .  $        0   $        0   $        0
                                -----------  -----------  -----------
 Total Revenues. . . . . . . .           0            0            0
(Expenses):. . . . . . . . . .     (47,041)     (36,360)     (83,401)
------------------------------  -----------  -----------  -----------
   General & Administrative
 Total Expenses. . . . . . . .     (47,041)     (36,360)     (83,401)
Net Operating (Loss) . . . . .     (47,041)     (36,360)     (83,401)
------------------------------  -----------  -----------  -----------
Other Income (Expense):. . . .       9,249            -        9,249
==============================  ===========  ===========  ===========
   Gain on retirement of debt
 Total Other . . . . . . . . .       9,249            0        9,249
Net (Loss) . . . . . . . . . .     (37,792)     (36,360)     (74,152)
------------------------------  -----------  -----------  -----------
Net Loss per share . . . . . .        (.01)        (.01)        (.03)
==============================  ===========  ===========  ===========
Weighted average shares. . . .   2,682,860    2,618,860    2,564,860
outstanding


     REFERENCE IS MADE TO NOTE 2 OF OUR FINANCIAL STATEMENTS, GOING CONCERN. THE ACCOMPANYING FINANCIAL STATEMENTS HAVE BEEN PREPARED ASSUMING THAT THE COMPANY WILL CONTINUE AS A GOING CONCERN. THE COMPANY HAS HAD RECURRING OPERATING LOSSES AND IS DEPENDANT UPON RAISING CAPITAL TO CONTINUE OPERATIONS. THE FINANCIAL STATEMENTS DO NOT INCLUDE ANY ADJUSTMENTS THAT MIGHT ARISE FROM THE OUTCOME OF THIS UNCERTAINTY. IT IS MANAGEMENT'S PLAN TO FIND AN OPERATING COMPANY TO MERGE WITH, THUS CREATING NECESSARY OPERATING REVENUE."

     REFERENCE  IS  MADE  TO NOTE 3, DEVELOPMENT STAGE COMPANY, OF OUR FINANCIAL
STATEMENTS: "THE COMPANY IS A DEVELOPMENT STAGE COMPANY AS DEFINED IN FINANCIAL ACCOUNTING STANDARDS BOARD STATEMENT 7. IT IS CONCENTRATING SUBSTANTIALLY ALL OF ITS EFFORTS IN RAISING CAPITAL AND DEFINING ITS BUSINESS OPERATIONS IN ORDER TO GENERATE SIGNIFICANT REVENUES.

     A MATURE AND BUSINESS-LIKE ANALYSIS OF OUR OPERATIONS AND RESULTING CONDITION STRONGLY SUGGESTS THAT WE NEED TO FIND A PARTNER, WITH SOME CAPITAL OR OPERATIONS, TO ASSIST US IN REALIZING THE OBJECTIVES OF OUR BUSINESS PLAN.


 (C) FUTURE PROSPECTS. THE DEVELOPMENT OF A NICHE MARKET FOR EWORLD TRAVEL REMAINS THE MAJOR FOCUS FOR MANAGEMENT. AS SEVERAL VERTICAL MARKETS HAVE GROWN

                                       38




WITHIN THE LAST FEW MONTHS, IN AREAS OF TRAVEL MANAGEMENT SOFTWARE AND WIRELESS WEB ACCESS FOR TRAVELLERS, CERTAIN MARKETS ARE JUST NOW BEGINNING TO REALIZE A SIGNIFICANT POTENTIAL. THE INTERNATIONAL APPEAL OF INTERNET TRAVEL HAS BEEN A POSITIVE DIRECTION FOR INTERNET-BASED TRAVEL. MANAGEMENT HAS INVESTIGATED SEVERAL VERTICAL MARKETS AND IS CONFIDENT THAT THE BEST BUSINESS DEVELOPMENT
DIRECTION WILL BE FOUND FOR US. A POTENTIAL PARTNERING STRATEGY IS BEING INVESTIGATED AS THE WIRELESS ENVIRONMENT IS NOW VERY MOBILE. NETWORKING ALLIANCES WITH INTERNET HARDWARE PROVIDERS IS ALSO BEING INVESTIGATED.

     MANAGEMENT HAS HAD SEVERAL CONSTRUCTIVE DISCUSSIONS IN DECEMBER 2000, WITH SEVERAL GROUPS INTERESTED IN CO-DEVELOPMENT OF OUR SOFTWARE AND WEBSITE INTEGRATION WITH SELECTED VERTICAL MARKET TRAVEL SERVICE PROVIDERS. WE ARE SEEKING ALLIANCES TO FURTHER ENHANCE GROWTH. SOME OF THESE POTENTIAL ALLIANCES OFFER EXCLUSIVE INFORMATION SERVICES AND BOOKINGS WHICH APPEAL TO SELECTED TRAVELLERS. WE ARE INVESTIGATING THE DEVELOPMENT OF SPECIFIC SOFTWARE USING A FLORIDA COMPANY (PRO LOGIC COMPUTER SYSTEMS, INC.) FOR ACCESS RIGHTS TO ITS EXISTING APPLICATION SERVICE PROVIDER, IN ORDER TO PRIVATE-LABEL THE EWORLD AIR, CAR RENTAL AND HOTEL BOOKING PROGRAMS. IN ADDITION, PRO LOGIC WOULD ALSO PROVIDE THE SOFTWARE FOR THE FULFILLMENT MECHANISM OF ALL TRAVEL BOOKINGS. THE PRO LOGIC, TOURPRO RESERVATION SYSTEM BOASTS A REAL-TIME CONNECTIVITY TO AMEDEUS, SABRE AND APOLLO, FOR INTELLIGENT ROBOTIC BOOKINGS. THE TOURPRO MAY BE ACCESSED VIA STANDARD INTERNET CONNECTIONS FOR HOME-BASED RESERVATION AGENTS OR MAJOR CUSTOMERS. THIS AREA OF SERVICE WILL GIVE US A NEW ADDED FEATURE TO US, WHICH CLIENTS CAN USE ON A REGULAR BASIS FOR TRAVEL PLANNING AND REAL-TIME AIR AND HOTEL PRICING SCHEDULES. THE TOURPRO STAFF HAS DEVELOPED A POWERFUL PROGRAMMING TEAM ABLE TO PROVIDE OUR WEBSITE WITH A COMPREHENSIVE SOLUTION PACKAGE FOR ALL OF OUR CLIENTS.

     WE WILL IMPLEMENT OUR DEVELOPMENT PLANS AS SOON AS FUNDING BECOMES AVAILABLE. WE HAVE HAD SERIOUS DISCUSSIONS WITH KEY MANAGEMENT OF SIMPLY TRAVEL.COM, AN INTERNET TRAVEL SERVICE PORTAL, FOR POSSIBLE DEVELOPMENT OF STRATEGIC ALLIANCES IN SEVERAL VERTICAL MARKETS IN BRITISH COLUMBIA, CANADA, WITH A VIEW TO DESTINATIONS LIKE WHISTLER AND VANCOUVER ISLANDS. SIMPLY TRAVEL IS ALSO EXPANDING ITS VERTICAL MARKET TO HAWAII. WE ALSO FORESEE STEADY GROWTH OPPORTUNITIES IN THE SKI-DESTINATION MARKET AND CRUISE SHIP BOOKINGS.

     CAUTIONARY STATEMENT REPEATED: THERE CAN BE NO ASSURANCE THAT WE WILL BE SUCCESSFUL IN RAISING CAPITAL THROUGH PRIVATE PLACEMENTS, BUSINESS COMBINATIONS OR OTHERWISE. EVEN IF WE ARE SUCCESSFUL IN RAISING CAPITAL THROUGH THE SOURCES SPECIFIED, THERE CAN BE NO ASSURANCES THAT ANY SUCH FINANCING WOULD BE AVAILABLE IN A TIMELY MANNER OR ON TERMS ACCEPTABLE TO US AND OUR CURRENT SHAREHOLDERS. ADDITIONAL EQUITY FINANCING, MERGER OR JOINT-VENTURE COULD BE DILUTIVE TO OUR THEN EXISTING SHAREHOLDERS, AND ANY DEBT FINANCING COULD INVOLVE RESTRICTIVE COVENANTS WITH RESPECT TO FUTURE CAPITAL RAISING ACTIVITIES AND OTHER FINANCIAL AND OPERATIONAL MATTERS. EVEN IF WE ARE SUCCESSFUL IN RAISING CAPITAL IN A TIMELY MANNER AND ON TERMS ACCEPTABLE TO US AND OUR SHAREHOLDERS, THERE ARE INNUMERABLE RISKS OF BUSINESS FAILURE THAT HAUNT THE PATH TO PROFITABILITY. WE MAY NOT PROVE COMPETITIVE IN OUR AREAS OF FOCUS. FUNDING MAY NOT PROVE ADEQUATE TO SEE US THROUGH OUR DEVELOPMENT STAGE. WE ARE VIRTUALLY A START-UP COMPANY WITH ALL OF THE RISKS WHICH ATTEND NEW VENTURES.



                         ITEM  7.  FINANCIAL  STATEMENTS.

     PLEASE SEE THE EXHIBIT INDEX FOUND ON PAGE 13 OF THIS REPORT. THE FINANCIAL STATEMENTS LISTED THEREIN, ATTACHED HERETO AND FILED HEREWITH ARE INCORPORATED HEREIN BY THIS REFERENCE AS THOUGH FULLY SET FORTH HEREIN. ADDITIONALLY, OUR BALANCE SHEET AND STATEMENT OF OPERATIONS ARE SUBSTANTIALLY REPRODUCED IN THE PRECEDING ITEM 6(B).

                                       39




             ITEM  8.  CHANGES  IN  AND  DISAGREEMENTS  WITH  ACCOUNTANTS
                     ON  ACCOUNTING  AND  FINANCIAL  DISCLOSURE.

                                      NONE.


                                    PART  III


    ITEM  9.  DIRECTORS  AND  EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS.

     THE FOLLOWING PERSONS ARE OUR DIRECTORS, HAVING TAKEN OFFICE FROM THE INCEPTION OF THE ISSUER, TO SERVE UNTIL THEIR SUCCESSORS MIGHT BE ELECTED OR APPOINTED. THE TIME OF THE NEXT MEETING OF SHAREHOLDERS HAS NOT BEEN DETERMINED.

     GERALD YAKIMISHYN, AGE 47, PRESIDENT, FOUNDER AND DIRECTOR, WILL BE COORDINATING OUR ADMINISTRATIVE EFFORTS, AND WILL GUIDE IT IN ITS IMPLEMENTATION OF ITS STRATEGIC BUSINESS PLAN. MR. YAKIMISHYN HAS A DIVERSE BACKGROUND RANGING FROM HANDS-ON, IN-THE-FIELD MINERAL EXPLORATION EXPERIENCE, TO LEADERSHIP IN SECONDARY-LEVEL INDUSTRIAL EDUCATION. HE WAS A SURREY SCHOOL DISTRICT ADMINISTRATOR FOR 14 YEARS, BEFORE HIS MOVE INTO THE PRIVATE INDUSTRY. MR. YAKIMISHYN WAS INSTRUMENTAL IN THE MANAGEMENT AND CAPITALIZATION OF PIERCE MOUNTAIN RESOURCES, CARMELITA RESOURCES LIMITED AND MERIDIAN MERCANTILE, INC., A MERCHANT BANKING ORGANIZATION; BEFORE JOINING SINO PACIFIC DEVELOPMENT IN 1996. HE BECAME CEO AND PRESIDENT OF SINO PACIFIC DEVELOPMENT IN 1997. HE WAS AN INVESTOR AND DIRECTOR OF MARKETCENTRAL.NET, AN EMERGING INTERNET COMPANY, DURING ITS RECENT ORGANIZATION AND LAUNCH, RETIRING NOVEMBER 17, 1999. MR. YAKIMISHYN DEVOTES ONLY SUCH TIME TO OUR BUSINESS AS IS NECESSARY TO PERFORM HIS DUTIES AS AN OFFICER AND DIRECTOR.

     KIRT W. JAMES, AGE (43), SECRETARY AND DIRECTOR, HAS A LIFELONG BACKGROUND IN MARKETING AND SALES. FROM 1972 TO 1987, MR. JAMES WAS RESPONSIBLE FOR SALES AND BUSINESS ADMINISTRATIVE MATTERS FOR GLADE N. JAMES SALES CO., INC. AND FROM 1987 TO 1990 MR. JAMES BUILT RETAIL MARKETS FOR AMERICAN INTERNATIONAL MEDICAL SUPPLY CO., A PUBLICLY TRADED COMPANY. IN 1990 HE FORMED AND BECAME PRESIDENT OF HJS FINANCIAL SERVICES, INC., AND WAS RESPONSIBLE FOR THE DAY TO DAY BUSINESS
OPERATIONS OF THE FIRM AS WELL AS CONSULTATION WITH CLIENTS CONCERNING THEIR BUSINESS AND PRODUCT DEVELOPMENT. HE REMAINS THE PRESIDENT AND SOLE SHAREHOLDER OF HJS, WHICH IS PRESENTLY SUBSTANTIALLY INACTIVE. DURING THE PAST FIVE YEARS MR. JAMES HAS BEEN INVOLVED IN THE VALUATION OF PRIVATE COMPANIES FOR INTERNAL PURPOSES, AND AS A CONSULTANT TO PRIVATE COMPANIES ENGAGED IN THE PRIVATE SALE AND ACQUISITION OF OTHER PRIVATE BUSINESSES. HE HAS ALSO ASSISTED PRIVATE AND PUBLIC COMPANIES IN PLANNING FOR ENTRY INTO THE PUBLIC MARKET PLACE. MR. JAMES IS NOT AND HAS NEVER BEEN A BROKER-DEALER. HE HAS ACTED PRIMARILY AS CONSULTANT, AND IN SOME CASES HAS SERVED AS AN INTERIM OFFICER AND DIRECTOR OF PUBLIC
COMPANIES IN THEIR DEVELOPMENT STAGE. MR. JAMES DEVOTES ONLY SUCH TIME TO OUR BUSINESS AS IS NECESSARY TO PERFORM HIS DUTIES AS AN OFFICER AND DIRECTOR. THE FOLLOWING DISCLOSURE IDENTIFIES THOSE PUBLIC COMPANIES WITH WHICH HE HAS BEEN
INVOLVED  DURING  THE  PAST  FIVE  YEARS:

     FOR THE PAST FIVE YEARS, AND CURRENTLY, MR. JAMES HAS BEEN AN OFFICER OF INTREPID INTERNATIONAL, LTD., A NEVADA CORPORATION, PROVIDING CONSULTING AND MANAGEMENT SERVICES TO EMERGING PUBLIC AND PRIVATE CORPORATIONS, ON A TIME-FEE BASIS. INTREPID IS A CONSULTANT TO THIS CORPORATION, AND MR. JAMES SERVES ON OUR BOARD AS A PART OF SUCH SERVICE. CURRENTLY, MR. JAMES IS AN OFFICER/DIRECTOR OF OASIS ENTERTAINMENT CORPORATION (A PRIVATE CORPORATION CURRENTLY INVOLVED IN THE PROMOTION OF ENTERTAINMENT PROJECTS. MR. JAMES IS A PRINCIPAL OFFICER AND ENTREPRENEUR WITH RESPECT TO THIS CORPORATION. THIS CORPORATION NEVER MADE ANY OFFERINGS OR RECEIVED ANY INVESTORS MONEY. ITS SHARES HAVE NEVER TRADED PUBLICLY OR PRIVATELY); OASIS ENTERTAINMENT'S 4TH MOVIE PROJECT, INC. (A CORPORATION ENGAGED IN THE PRODUCTION OF AND INVESTMENT IN ENTERTAINMENT PROJECTS. IT IS

                                       40




ACTIVELY ENGAGED IN BUSINESS. ITS SHARES HAVE NEVER TRADED;) EDITWORKS, LTD. (INCORPORATED IN THE STATE OF NEVADA ON AUGUST 20, 1998, FOR THE PURPOSE OF ESTABLISHING A COMPUTER AIDED, POST-PRODUCTION EDITING SERVICE FOR VARIOUS MEDIA BUSINESSES. IT IS AN ACTIVE OPERATING COMPANY. THIS COMPANY TRADES ACTIVELY ON THE OTCBB;) NORTH AMERICAN SECURITY & FIRE (AN OPERATING COMPANY, IN THE BUSINESS OF FIRE PREVENTION, AND THE INSTALLATION OF ALARM AND SECURITY SYSTEMS. THIS COMPANY IS NOT CURRENTLY QUOTED ON THE OTCBB OR NQB PINK SHEETS, AND ITS SHARES ARE NOT TRADING;) DP CHARTERS, INC. (A BUSINESS VENTURE INCORPORATED IN NEVADA ON DECEMBER 18, 1997 WITH THE INTENTION OF INITIATING A CHARTER YACHT SERVICE FROM THE DANA POINT HARBOR, ORANGE COUNTY, CALIFORNIA. THE ISSUER LATER EXPANDED ITS BUSINESS PLAN TO INCLUDE THE ORGANIZATION OF SCUBA DIVE TOURS AT VARIOUS WORLD LOCATIONS. IT'S BUSINESS HAS RECENTLY BEEN FURTHER EXPANDED AND HAS BEEN RENAMED TRILUCENT TECHNOLOGIES, INC. DURING THE PAST FIVE YEARS, MR. JAMES HAS SERVED ALSO AS AN OFFICER OR DIRECTOR OF THE FOLLOWING PUBLIC, OR SEMI-PUBLIC COMPANIES. EARTH INDUSTRIES, INC.; HOMETEACH.COM); NSJ MORTGAGE CAPITAL CORPORATION, INC.; MARKET FORMULATION & RESEARCH; PNG VENTURES, INC. AND LAST COMPANY CLOTHING, INC.


                        ITEM  10.  EXECUTIVE  COMPENSATION.

     OUR OFFICERS AND DIRECTORS SERVE WITHOUT COMPENSATION AT THIS TIME. NO PLAN OF COMPENSATION HAS BEEN ADOPTED OR IS UNDER CONSIDERATION AT THIS TIME. NONE OF THE DIRECTORS CURRENTLY RECEIVES, OR HAS EVER RECEIVED, ANY SALARY FROM US IN THEIR CAPACITIES AS SUCH. NO OFFICERS OR DIRECTORS ARE UNDER AN EMPLOYMENT CONTRACT WITH US. WE HAVE NO RETIREMENT, PENSION, PROFIT SHARING, OR INSURANCE OR MEDICAL REIMBURSEMENT PLANS. MR. JAMES, OUR SECRETARY/TREASURER, IS AN OFFICER OF INTREPID INTERNATIONAL, LTD., A NEVADA CORPORATION, WHICH PERFORMS CORPORATE SERVICES TO US ON A TIME-FEE BASIS. MR. JAMES RECEIVES NO SPECIAL OR EXTRA-COMPENSATION BY INTREPID, BY REASON OF HIS SERVICE AS OFFICER OR DIRECTOR OF THIS CORPORATION.

     MANAGEMENT REPORTS ITS EXPECTATION THAT ITS OFFICERS AND DIRECTORS WILL BE COMPENSATED IN STOCK DURING YEAR 2001; HOWEVER THE BOARD OF DIRECTORS HAS TAKEN NO FORMAL ACTION IN THIS REGARD.


    ITEM  11.  SECURITY  OWNERSHIP  OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.


 (A) SECURITY OWNERSHIP OF MANAGEMENT. TO THE BEST OF OUR KNOWLEDGE AND BELIEF THE FOLLOWING DISCLOSURE PRESENTS THE TOTAL BENEFICIAL SECURITY OWNERSHIP OF ALL DIRECTORS AND NOMINEES, NAMING THEM, AND BY ALL OFFICERS AND DIRECTORS AS A GROUP, WITHOUT NAMING THEM, OF US, KNOWN TO OR DISCOVERABLE BY US. MORE THAN ONE PERSON, ENTITY OR GROUP COULD BE BENEFICIALLY INTERESTED IN THE SAME SECURITIES, SO THAT THE TOTAL OF ALL PERCENTAGES MAY ACCORDINGLY EXCEED ONE HUNDRED PERCENT. PLEASE REFER TO EXPLANATORY NOTES IF ANY, FOR CLARIFICATION OR ADDITIONAL INFORMATION.

 (B)  SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS.  TO  THE BEST OF OUR
KNOWLEDGE AND BELIEF THE FOLLOWING DISCLOSURE PRESENTS THE TOTAL SECURITY OWNERSHIP OF ALL PERSONS, ENTITIES AND GROUPS, KNOWN TO OR DISCOVERABLE US, TO BE THE BENEFICIAL OWNER OR OWNERS OF MORE THAN FIVE PERCENT OF ANY VOTING CLASS OF REGISTRANT'S STOCK. MORE THAN ONE PERSON, ENTITY OR GROUP COULD BE
BENEFICIALLY INTERESTED IN THE SAME SECURITIES, SO THAT THE TOTAL OF ALL PERCENTAGES MAY ACCORDINGLY EXCEED ONE HUNDRED PERCENT OF SOME OR ANY CLASSES. PLEASE REFER TO EXPLANATORY NOTES IF ANY, FOR CLARIFICATION OR ADDITIONAL INFORMATION.

 (C) CHANGES IN CONTROL. THERE ARE NO ARRANGEMENTS KNOWN TO US, INCLUDING ANY PLEDGE BY ANY PERSONS, OF SECURITIES OF THIS CORPORATION, WHICH MAY AT A SUBSEQUENT DATE RESULT IN A CHANGE OF CONTROL OF THE ISSUER.

                                       41




                                SECURITY  TABLE  A


 Name and Address of Officer/Director.           Share       Share
                                                Ownership      %     Attribution     %
----------------------------------------------------------------------------------------
Gerald Yakimishyn (1). . . . . . . . . . . . .    360,000    13.42    1,570,000    58.54
11270 Chalet Road
Sidney B.C. Canada V8L 5M1 President/Director
Kirt W. James (2). . . . . . . . . . . . . . .          0     0.00      100,000     3.73
24843 Del Prado #318
Dana Point CA 92629 Secretary/Treasurer
Officers and Directors as a Group. . . . . . .    360,000    13.42    1,670,000    62.27
Total Shares Issued and Outstanding. . . . . .  2,682,000   100.00    2,682,000   100.00
==============================================  =========  =======  ===========  =======


                                SECURITY  TABLE  B


NAME  AND  ADDRESS  OF  BENEFICIAL  OWNER.  SHARE      SHARE
                                       OWNERSHIP       %  ATTRIBUTION       %
-----------------------------------------------------------------------------
SHARON  YAKIMISHYN  (1)  160,000    5.97    1,570,000   58.54
11270  CHALET  ROAD
SIDNEY  B.C.  CANADA  V8L  5M1
-----------------------------------------------------------------------------
GSMY  DEVELOPMENT  LTD.  (1)  150,000    5.59    1,570,000   58.54
11270  CHALET  ROAD
SIDNEY  B.C.  CANADA  V8L  5M1
-----------------------------------------------------------------------------
TRAVIS  YAKIMISHYN  (1)  160,000    5.97    1,570,000   58.54
11270  CHALET  ROAD
SIDNEY  B.C.  CANADA  V8L  5M1
-----------------------------------------------------------------------------
TROY  YAKIMISHYN  (1)  160,000    5.97    1,570,000   58.54
11270  CHALET  ROAD
SIDNEY  B.C.  CANADA  V8L  5M1
ALYSHA  YAKIMISHYN  (1)  160,000    5.97    1,570,000   58.54
11270  CHALET  ROAD
SIDNEY  B.C.  CANADA  V8L  5M1
-----------------------------------------------------------------------------
SAN  JUAN  CAPITAL  CORP.  (1)260,000    9.69    1,570,000   58.54
11270  CHALET  RD.
SIDNEY  B.C.  CANADA
-----------------------------------------------------------------------------
G.S.M.Y.  DEVELOPMENT  LTD.  (1)  160,000    5.97    1,570,000   58.54
11270  CHALET  RD.
SIDNEY  B.C.  CANADA  V8L  5M1
-----------------------------------------------------------------------------
SHIBEWALT  MANAGEMENT,  INC.  (2)100,000    3.73      100,000    3.73
24843  DEL  PRADO  #318
DANA  POINT  CA  92629
-----------------------------------------------------------------------------



(1) THESE SHARES ARE ATTRIBUTED AS IF COMMON OWNERSHIP AMONG MR. YAKIMISHYN AND HIS PERSONAL AND CORPORATE FAMILY.

(2) SHIBEWALT MANAGEMENT, INC. IS A PRIVATE CORPORATION WHOLLY-OWNED BY MR. JAMES. MR. JAMES IS AN OFFICER OF OUR CONSULTANT AND SERVICE PROVIDER, INTREPID INTERNATIONAL LTD. INTREPID IS NOT A SHAREHOLDER OF THIS CORPORATION. PLEASE SEE RELATIONSHIPS AND TRANSACTIONS, ITEM 12 FOLLOWING.

                                       42




            ITEM  12.  CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS.

     MR. JAMES, OURS SECRETARY/TREASURER, IS AN OFFICER OF INTREPID INTERNATIONAL, LTD., A NEVADA CORPORATION, WHICH PERFORMS CORPORATE SERVICES TO US ON A TIME-FEE BASIS. INTREPID HAS NO SECURITY INTEREST IN THIS CORPORATION. AS PART OF THIS ARRANGEMENT, INTREPID'S GENERAL COUNSEL, WILLIAM STOCKER SERVES AS SPECIAL SECURITIES COUNSEL TO US. MR. STOCKER HAS ALSO SERVED AS COUNSEL TO MR. JAMES FROM TIME TO TIME.


   ITEM  13.  EXHIBITS,  FINANCIAL STATEMENT SCHEDULES, AND REPORTS ON FORM 8-K.


 (A)  FINANCIAL  STATEMENTS.  PLEASE  SEE  EXHIBIT  INDEX  FOLLOWING.

 (B)  FORM  8-K  REPORTS.  NONE

 (C)  EXHIBITS.  PLEASE  SEE  EXHIBIT  INDEX  FOLLOWING.



EXHIBIT                                                                PAGE
NUMBER      TABLE  CATEGORY  /  DESCRIPTION  OF  EXHIBIT              NUMBER
--------------------------------------------------------------------------------
                   [3]   ARTICLES  OF  INCORPORATION  AND  BY-LAWS
--------------------------------------------------------------------------------
3.1     ARTICLES  OF  INCORPORATION                                     45
3.2     BY-LAWS                                                         47
--------------------------------------------------------------------------------
                              FINANCIAL  STATEMENTS
--------------------------------------------------------------------------------
KF-00     AUDITED  FINANCIAL  STATEMENTS  FOR THE YEARS ENDED DECEMBER 31, 2000,
          1999.                                                         56
--------------------------------------------------------------------------------

                                       43




                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THIS REPORT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS ON BEHALF OF THE REGISTRANT AND IN THE INDIVIDUAL CAPACITIES AND ON THE
DATE  INDICATED.

                               EWORLD  TRAVEL  CORP.

DATED:  FEBRUARY  9,  2001
                                       BY


/S/GERALD  YAKIMISHYN            /S/KIRT  W.  JAMES
   GERALD  YAKIMISHYN              KIRT  W.  JAMES
   PRESIDENT/DIRECTOR              SECRETARY/DIRECTOR

                                       44




--------------------------------------------------------------------------------
                                   EXHIBIT  3.1

                            ARTICLES  OF  INCORPORATION
--------------------------------------------------------------------------------

                                       45




                            ARTICLES  OF  INCORPORATION
                                       OF
                               EWORLD  TRAVEL  CORP.


     ARTICLE  I.  THE  NAME  OF  THE  CORPORATION  IS  EWORLD  TRAVEL  CORP.

     ARTICLE II. ITS PRINCIPAL OFFICE IN THE STATE OF NEVADA IS 774 MAYS BLVD. #10, INCLINE VILLAGE NV 89451. THE INITIAL RESIDENT AGENT FOR SERVICES OF PROCESS AT THAT ADDRESS IS N&R LTD. GROUP, INC

     ARTICLE III. THE PURPOSES FOR WHICH THE CORPORATION IS ORGANIZED ARE TO ENGAGE IN ANY ACTIVITY OR BUSINESS NOT IN CONFLICT WITH THE LAWS OF THE STATE OF NEVADA OR OF THE UNITED STATES OF AMERICA. THE PERIOD OF EXISTENCE OF THE CORPORATION SHALL BE PERPETUAL.

     ARTICLE IV. THE CORPORATION SHALL HAVE AUTHORITY TO ISSUE AN AGGREGATE OF 100,000,000 SHARES OF COMMON VOTING EQUITY STOCK OF PAR VALUE ONE MIL ($0.001) PER SHARE, AND NO OTHER CLASS OR CLASSES OF STOCK, FOR A TOTAL CAPITALIZATION OF $100,000. THE CORPORATION'S CAPITAL STOCK MAY BE SOLD FROM TIME TO TIME FOR SUCH CONSIDERATION AS MAY BE FIXED BY THE BOARD OF DIRECTORS, PROVIDED THAT NO
CONSIDERATION  SO  FIXED  SHALL  BE  LESS  THAN  PAR  VALUE.

     ARTICLE  V.  NO  SHAREHOLDER  SHALL  BE  ENTITLED  TO  ANY  PREEMPTIVE  OR
PREFERENTIAL RIGHTS TO SUBSCRIBE TO ANY UNISSUED STOCK OR ANY OTHER SECURITIES WHICH THE CORPORATION MAY NOW OR HEREAFTER BE AUTHORIZED TO ISSUE, NOR SHALL ANY SHAREHOLDER POSSESS CUMULATIVE VOTING RIGHTS AT ANY SHAREHOLDERS MEETING, FOR THE PURPOSE OF ELECTING DIRECTORS, OR OTHERWISE.

     ARTICLE VI. THE NAME AND ADDRESS OF THE INCORPORATOR OF THE CORPORATION IS WILLIAM STOCKER ATTORNEY AT LAW, 34700 PACIFIC COAST HIGHWAY, SUITE 303, CAPISTRANO BEACH, CA 92624. THE AFFAIRS OF THE CORPORATION SHALL BE GOVERNED BY A BOARD OF DIRECTORS OF NOT LESS THAN ONE (1) NOR MORE THAN (7) PERSONS. THE INCORPORATOR SHALL ACT AS SOLE INITIAL DIRECTOR.

     ARTICLE VII. THE CAPITAL STOCK, AFTER THE AMOUNT OF THE SUBSCRIPTION PRICE OR PAR VALUE, SHALL NOT BE SUBJECT TO ASSESSMENT TO PAY THE DEBTS OF THE CORPORATION, AND NO STOCK ISSUED, AS PAID UP, SHALL EVER BE ASSESSABLE OR ASSESSED.

     ARTICLE VIII. THE INITIAL BY-LAWS OF THE CORPORATION SHALL BE ADOPTED BY ITS BOARD OF DIRECTORS. THE POWER TO ALTER, AMEND OR REPEAL THE BY-LAWS, OR
ADOPT NEW BY-LAWS, SHALL BE VESTED IN THE BOARD OF DIRECTORS, EXCEPT AS OTHERWISE MAY BE SPECIFICALLY PROVIDED IN THE BY-LAWS.

     I THE UNDERSIGNED, BEING THE INCORPORATOR HEREINBEFORE NAMED FOR THE PURPOSE OF FORMING A CORPORATION PURSUANT THE GENERAL CORPORATION LAW OF THE STATE OF NEVADA, DO MAKE AND FILE THESE ARTICLES OF INCORPORATION, HEREBY DECLARING AND CERTIFYING THAT THE FACTS HEREIN STATED ARE TRUE, AND ACCORDINGLY HAVE SET MY HAND HEREUNTO THIS DAY,

DATED:  DECEMBER  9,  1998


                               /S/WILLIAM  STOCKER
                                 WILLIAM  STOCKER
                                 ATTORNEY  AT  LAW
                                  INCORPORATOR

                                       46


--------------------------------------------------------------------------------
                                   EXHIBIT  3.2

                                     BY-LAWS
--------------------------------------------------------------------------------

                                     BY-LAWS
                                       OF
                               EWORLD  TRAVEL  CORP.
                              A  NEVADA  CORPORATION


                                    ARTICLE  I
                                CORPORATE  OFFICES


     THE PRINCIPAL OFFICE OF THE CORPORATION IN THE STATE OF NEVADA SHALL BE LOCATED AT 774 MAYS BLVD. SUITE 10, INCLINE VILLAGE NV 89451. THE CORPORATION MAY HAVE SUCH OTHER OFFICES, EITHER WITHIN OR WITHOUT THE STATE OF INCORPORATION AS THE BOARD OF DIRECTORS MAY DESIGNATE OR AS THE BUSINESS OF THE CORPORATION MAY FROM TIME TO TIME REQUIRE.


                                   ARTICLE  II
                             SHAREHOLDERS'  MEETINGS

SECTION  1.  PLACE  OF  MEETINGS

     THE DIRECTORS MAY DESIGNATE ANY PLACE, EITHER WITHIN OR WITHOUT THE STATE UNLESS OTHERWISE PRESCRIBED BY STATUTE, AS THE PLACE OF MEETING FOR ANY ANNUAL MEETING OR FOR ANY SPECIAL MEETING CALLED BY THE DIRECTORS. A WAIVER OF NOTICE SIGNED BY ALL STOCKHOLDERS ENTITLED TO VOTE AT A MEETING MAY DESIGNATE ANY PLACE, EITHER WITHIN OR WITHOUT THE STATE UNLESS OTHERWISE PRESCRIBED BY STATUTE, AS THE PLACE FOR HOLDING SUCH MEETING. IF NO DESIGNATION IS MADE, OR IF A SPECIAL MEETING BE OTHERWISE CALLED, THE PLACE OF MEETING SHALL BE THE PRINCIPAL OFFICE OF THE CORPORATION.

SECTION  2.  ANNUAL  MEETINGS

     THE TIME AND DATE FOR THE ANNUAL MEETING OF THE SHAREHOLDERS SHALL BE SET BY THE BOARD OF DIRECTORS OF THE CORPORATION, AT WHICH TIME THE SHAREHOLDERS SHALL ELECT A BOARD OF DIRECTORS AND TRANSACT ANY OTHER PROPER BUSINESS. UNLESS THE BOARD OF DIRECTORS SHALL DETERMINE OTHERWISE, THE ANNUAL MEETING OF THE SHAREHOLDERS SHALL BE HELD ON THE SECOND MONDAY OF MARCH IN EACH YEAR, IF NOT A HOLIDAY, AT TEN O'CLOCK A.M., AT WHICH TIME THE SHAREHOLDERS SHALL ELECT A BOARD OF DIRECTORS AND TRANSACT ANY OTHER PROPER BUSINESS. IF THIS DATE FALLS ON A HOLIDAY, THEN THE MEETING SHALL BE HELD ON THE FOLLOWING BUSINESS DAY AT THE SAME HOUR.

SECTION  3.  SPECIAL  MEETINGS

     SPECIAL MEETINGS OF THE SHAREHOLDERS MAY BE CALLED BY THE PRESIDENT, THE BOARD OF DIRECTORS, BY THE HOLDERS OF AT LEAST TEN PERCENT OF ALL THE SHARES ENTITLED TO VOTE AT THE PROPOSED SPECIAL MEETING, OR SUCH OTHER PERSON OR PERSONS AS MAY BE AUTHORIZED IN THE ARTICLES OF INCORPORATION.

SECTION  4.  NOTICES  OF  MEETINGS

     WRITTEN OR PRINTED NOTICE STATING THE PLACE, DAY AND HOUR OF THE MEETING AND, IN THE CASE OF A SPECIAL MEETING, THE PURPOSE OR PURPOSES FOR WHICH THE MEETING IS CALLED, SHALL BE DELIVERED NOT LESS THAN TEN (10) DAYS NOR MORE THAN SIXTY (60) DAYS BEFORE THE DATE OF THE MEETING, EITHER PERSONALLY OR BY MAIL, BY THE DIRECTION OF THE PRESIDENT, OR SECRETARY, OR THE OFFICER OR PERSONS CALLING THE MEETING. IF MAILED, SUCH NOTICE SHALL BE DEEMED TO BE DELIVERED WHEN DEPOSITED IN THE UNITED STATES MAIL, ADDRESSED TO THE STOCKHOLDER AT HIS ADDRESS AS IT APPEARS ON THE STOCK TRANSFER BOOKS OF THE CORPORATION, WITH POSTAGE THEREON PREPAID.
CLOSING  OF  TRANSFER  BOOKS  OR  FIXING  RECORD  DATE.

     (A) FOR THE PURPOSE OF DETERMINING STOCKHOLDERS ENTITLED TO NOTICE OF OR TO VOTE AT ANY MEETING OF STOCKHOLDERS OR ANY ADJOURNMENT THEREOF, OR STOCKHOLDERS ENTITLED TO RECEIVE PAYMENT OF ANY DIVIDEND, OR IN ORDER TO MAKE A DETERMINATION OF STOCKHOLDERS FOR ANY OTHER PROPER PURPOSE, THE DIRECTORS OF THE CORPORATION MAY PROVIDE THAT THE STOCK TRANSFER BOOKS SHALL BE CLOSED FOR A STATED PERIOD BUT NOT TO EXCEED, IN ANY CASE TWENTY (20) DAYS. IF THE STOCK TRANSFER BOOKS BE CLOSED FOR THE PURPOSE OF DETERMINING STOCKHOLDERS ENTITLED TO NOTICE OR TO VOTE AT A MEETING OF STOCKHOLDERS, SUCH BOOKS SHALL BE CLOSED FOR AT LEAST TWENTY
(20)  DAYS  IMMEDIATELY  PRECEDING  SUCH  MEETING.

     (B)  IN  LIEU  OF  CLOSING  THE  STOCK  TRANSFER  BOOKS,  THE DIRECTORS MAY
PRESCRIBE A DAY NOT MORE THAN SIXTY (60) DAYS BEFORE THE HOLDING OF ANY SUCH MEETING AS THE DAY AS OF WHICH STOCKHOLDERS ENTITLED TO NOTICE OF THE AND TO VOTE AT SUCH MEETING MUST BE DETERMINED. ONLY STOCKHOLDERS OF RECORD ON THAT DAY ARE ENTITLED TO NOTICE OR TO VOTE AT SUCH MEETING

     (C) THE DIRECTORS MAY ADOPT A RESOLUTION PRESCRIBING A DATE UPON WHICH THE STOCKHOLDERS OF RECORD ARE ENTITLED TO GIVE WRITTEN CONSENT TO ACTIONS IN LIEU OF MEETING. THE DATE PRESCRIBED BY THE DIRECTORS MAY NOT PRECEDE NOR BE MORE THAN TEN (10) DAYS AFTER THE DATE THE RESOLUTION IS ADOPTED BY DIRECTORS.

SECTION  5.  VOTING  LIST.

     THE OFFICER OR AGENT HAVING CHARGE OF THE STOCK TRANSFER BOOKS FOR THE SHARES OF THE CORPORATION SHALL MAKE, AT LEAST TEN (10) DAYS BEFORE EACH MEETING OF STOCKHOLDERS, A COMPLETE LIST OF STOCKHOLDERS ENTITLED TO VOTE AT SUCH MEETING, OR ANY ADJOURNMENT THEREOF, ARRANGED IN ALPHABETICAL ORDER, WITH THE ADDRESS OF AND NUMBER OF SHARES HELD BY EACH, WHICH LIST, FOR A PERIOD OF TEN
(10) DAYS PRIOR TO SUCH MEETING, SHALL BE KEPT ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION AND SHALL BE SUBJECT TO INSPECTION BY ANY STOCKHOLDER AT ANY TIME DURING USUAL BUSINESS HOURS. SUCH LIST SHALL ALSO BE PRODUCED AND KEPT OPEN AT THE TIME AND PLACE OF THE MEETING AND SHALL BE SUBJECT TO THE INSPECTION OF ANY STOCKHOLDER DURING THE WHOLE TIME OF THE MEETING. THE ORIGINAL STOCK TRANSFER BOOK SHALL BE PRIMA FACIE EVIDENCE AS TO WHO ARE THE STOCKHOLDERS
ENTITLED TO EXAMINE SUCH LIST OR TRANSFER BOOKS OR TO VOTE AT THE MEETING OF STOCKHOLDERS.

SECTION  6.  QUORUM.

     AT ANY MEETING OF STOCKHOLDERS, A MAJORITY OF FIFTY PERCENT PLUS ONE VOTE, OF THE OUTSTANDING SHARES OF THE CORPORATION ENTITLED TO VOTE, REPRESENTED IN PERSON OR BY PROXY, SHALL CONSTITUTE A QUORUM AT A MEETING OF STOCKHOLDERS. IF LESS THAN SAID NUMBER OF THE OUTSTANDING SHARES ARE REPRESENTED AT A MEETING, A MAJORITY OF THE OUTSTANDING SHARES SO REPRESENTED MAY ADJOURN THE MEETING FROM TIME TO TIME WITHOUT FURTHER NOTICE. AT SUCH ADJOURNED MEETING AT WHICH A QUORUM SHALL BE PRESENT OR REPRESENTED, ANY BUSINESS MAY BE TRANSACTED WHICH MIGHT HAVE BEEN TRANSACTED AT THE MEETING ORIGINALLY NOTIFIED. THE STOCKHOLDERS PRESENT AT A DULY ORGANIZED MEETING MAY CONTINUE TO TRANSACT BUSINESS UNTIL ADJOURNMENT, NOTWITHSTANDING THE WITHDRAWAL OF ENOUGH STOCKHOLDERS TO LEAVE LESS THAN A QUORUM.

SECTION  7.  PROXIES.

     AT ALL MEETINGS OF THE STOCKHOLDERS, A STOCKHOLDER MAY VOTE BY PROXY EXECUTED IN WRITING BY THE STOCKHOLDER OR BY HIS DULY AUTHORIZED ATTORNEY IN

FACT. SUCH PROXY SHALL BE FILED WITH THE SECRETARY OF THE CORPORATION BEFORE OR AT THE TIME OF THE MEETING. SUCH PROXIES MAY BE DEPOSITED BY ELECTRONIC TRANSMISSION.

SECTION  8.  VOTING.

     EACH  STOCKHOLDER  ENTITLED  TO  VOTE  IN  ACCORDANCE  WITH  THE  TERMS AND
PROVISIONS OF THE CERTIFICATE OF INCORPORATION AND THESE BY-LAWS SHALL BE ENTITLED TO ONE VOTE, IN PERSON OR BY PROXY, FOR EACH SHARE OF STOCK ENTITLED TO VOTE HELD BY SUCH SHAREHOLDER. UPON THE DEMAND OF ANY STOCKHOLDER, THE VOTE FOR DIRECTORS AND UPON ANY QUESTION BEFORE THE MEETING SHALL BE BY BALLOT. ALL ELECTIONS FOR DIRECTORS SHALL BE DECIDED BY PLURALITY VOTE; ALL OTHER QUESTIONS SHALL BE DECIDED BY MAJORITY VOTE EXCEPT AS OTHERWISE PROVIDED BY THE CERTIFICATE OF INCORPORATION OR THE LAWS OF NEVADA.

SECTION  9.  ORDER  OF  BUSINESS.

     THE  ORDER  OF  BUSINESS  AT  ALL MEETINGS OF THE STOCKHOLDERS, SHALL BE AS
FOLLOWS:

     A.     ROLL  CALL.
     B.     PROOF  OF  NOTICE  OF  MEETING  OR  WAIVER  OF  NOTICE.
     C.     READING  OF  MINUTES  OF  PRECEDING  MEETING.
     D.     REPORTS  OF  OFFICERS.
     E.     REPORTS  OF  COMMITTEES.
     F.     ELECTION  OF  DIRECTORS.
     G.     UNFINISHED  BUSINESS.
     H.     NEW  BUSINESS.


SECTION  10.  INFORMAL  ACTION  BY  STOCKHOLDERS.

     UNLESS OTHERWISE PROVIDED BY LAW, ANY ACTION REQUIRED TO BE TAKEN, OR ANY OTHER ACTION WHICH MAY BE TAKEN, AT A MEETING OF THE STOCKHOLDERS, MAY BE TAKEN WITHOUT A MEETING IF A CONSENT IN WRITING, SETTING FORTH THE ACTION SO TAKEN, SHALL BE SIGNED BY ALL OF THE STOCKHOLDERS ENTITLED TO VOTE WITH RESPECT TO THE SUBJECT MATTER THEREOF. UNLESS OTHERWISE PROVIDED BY LAW, ANY ACTION REQUIRED TO BE TAKEN, OR ANY OTHER ACTION WHICH MAY BE TAKEN, AT A MEETING OF THE STOCKHOLDERS, MAY BE TAKEN WITHOUT A MEETING IF A CONSENT IN WRITING, SETTING
FORTH THE ACTION SO TAKEN, SHALL BE SIGNED BY A MAJORITY OF ALL OF THE STOCKHOLDERS ENTITLED TO VOTE WITH RESPECT TO THE SUBJECT MATTER THEREOF AT ANY REGULAR MEETING CALLED ON NOTICE, AND IF WRITTEN NOTICE TO ALL SHAREHOLDERS IS PROMPTLY GIVEN OF ALL ACTION SO TAKEN.

SECTION  11.  BOOKS  AND  RECORDS.

     THE BOOKS, ACCOUNTS, AND RECORDS OF THE CORPORATION, EXCEPT AS MAY BE OTHERWISE REQUIRED BY THE LAWS OF THE STATE OF NEVADA, MAY BE KEPT OUTSIDE OF THE STATE OF NEVADA, AT SUCH PLACE OR PLACES AS THE BOARD OF DIRECTORS MAY FROM TIME TO TIME APPOINT. THE BOARD OF DIRECTORS SHALL DETERMINE WHETHER AND TO WHAT EXTENT THE ACCOUNTS AND THE BOOKS OF THE CORPORATION, OR ANY OF THEM, OTHER THAN THE STOCK LEDGERS, SHALL BE OPEN TO THE INSPECTION OF THE STOCKHOLDERS, AND NO STOCKHOLDER SHALL HAVE ANY RIGHT TO INSPECT ANY ACCOUNT OR BOOK OR DOCUMENT OF THIS CORPORATION, EXCEPT AS CONFERRED BY LAW OR BY RESOLUTION OF THE STOCKHOLDERS OR DIRECTORS. IN THE EVENT SUCH RIGHT OF INSPECTION IS GRANTED TO THE STOCKHOLDER(S) ALL FEES ASSOCIATED WITH SUCH INSPECTION SHALL BE THE SOLE EXPENSE OF THE STOCKHOLDER(S) DEMANDING THE INSPECTION. NO BOOK, ACCOUNT, OR RECORD OF THE CORPORATION MAY BE INSPECTED WITHOUT THE LEGAL COUNSEL AND THE ACCOUNTANTS OF THE CORPORATION BEING PRESENT. THE FEES CHARGED BY LEGAL COUNSEL

AND ACCOUNTANTS TO ATTEND SUCH INSPECTIONS SHALL BE PAID FOR BY THE STOCKHOLDER DEMANDING THE INSPECTION.


                                   ARTICLE  III
                               BOARD  OF  DIRECTORS

SECTION  1.  GENERAL  POWERS.

     THE BUSINESS AND AFFAIRS OF THE CORPORATION SHALL BE MANAGED BY ITS BOARD OF DIRECTORS. THE DIRECTORS SHALL IN ALL CASES ACT AS A BOARD, AND THEY MAY ADOPT SUCH RULES AND REGULATIONS FOR THE CONDUCT OF THEIR MEETINGS AND THE MANAGEMENT OF THE CORPORATION, AS THEY MAY DEEM PROPER, NOT INCONSISTENT WITH
THESE  BY-LAWS  AND  THE  LAWS  OF  THIS  STATE.

SECTION  2.  NUMBER,  TENURE,  AND  QUALIFICATIONS.

     THE NUMBER OF DIRECTORS OF THE CORPORATION SHALL BE A MINIMUM OF ONE (L) AND A MAXIMUM OF NINE (7), OR SUCH OTHER NUMBER AS MAY BE PROVIDED IN THE ARTICLES OF INCORPORATION, OR AMENDMENT THEREOF. EACH DIRECTOR SHALL HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS AND UNTIL HIS SUCCESSOR SHALL HAVE BEEN ELECTED AND QUALIFIED.

SECTION  3.  REGULAR  MEETINGS.

     A REGULAR MEETING OF THE DIRECTORS, SHALL BE HELD WITHOUT OTHER NOTICE THAN THIS BY-LAW IMMEDIATELY AFTER, AND AT THE SAME PLACE AS, THE ANNUAL MEETING OF STOCKHOLDERS. THE DIRECTORS MAY PROVIDE, BY RESOLUTION, THE TIME AND PLACE FOR HOLDING OF ADDITIONAL REGULAR MEETINGS WITHOUT OTHER NOTICE THAN SUCH RESOLUTION.

SECTION  4.  SPECIAL  MEETINGS.

     SPECIAL MEETINGS OF THE DIRECTORS MAY BE CALLED BY OR AT THE REQUEST OF THE PRESIDENT OR ANY TWO DIRECTORS. THE PERSON OR PERSONS AUTHORIZED TO CALL SPECIAL MEETINGS OF THE DIRECTORS MAY FIX THE PLACE FOR HOLDING ANY SPECIAL MEETING OF THE DIRECTORS CALLED BY THEM.

SECTION  5.  NOTICE.

     NOTICE OF ANY SPECIAL MEETING SHALL BE GIVEN AT LEAST ONE DAY PREVIOUSLY THERETO BY WRITTEN NOTICE DELIVERED PERSONALLY, OR BY TELEGRAM OR MAILED TO EACH DIRECTOR AT HIS BUSINESS ADDRESS. IF MAILED, SUCH NOTICE SHALL BE DEEMED TO BE DELIVERED WHEN DEPOSITED IN THE UNITED STATES MAIL SO ADDRESSED, WITH POSTAGE THEREON PREPAID. THE ATTENDANCE OF A DIRECTOR AT A MEETING SHALL CONSTITUTE A WAIVER OF NOTICE OF SUCH MEETING, EXCEPT WHERE A DIRECTOR ATTENDS A MEETING FOR THE EXPRESS PURPOSE OF OBJECTING TO THE TRANSACTION OF ANY BUSINESS BECAUSE THE MEETING IS NOT LAWFULLY CALLED OR CONVENED.

SECTION  6.  QUORUM.

     AT ANY MEETING OF THE DIRECTORS FIFTY (50) PERCENT SHALL CONSTITUTE A QUORUM FOR THE TRANSACTION OF BUSINESS, BUT IF LESS THAN SAID NUMBER IS PRESENT AT A MEETING, A MAJORITY OF THE DIRECTORS PRESENT MAY ADJOURN THE MEETING FROM TIME TO TIME WITHOUT FURTHER NOTICE.

SECTION  7.  MANNER  OF  ACTING.

     THE ACT OF THE MAJORITY OF THE DIRECTORS PRESENT AT A MEETING AT WHICH A QUORUM IS PRESENT SHALL BE THE ACT OF THE DIRECTORS.

SECTION  8.  NEWLY  CREATED  DIRECTORSHIPS  AND  VACANCIES.

     NEWLY CREATED DIRECTORSHIPS RESULTING FROM AN INCREASE IN THE NUMBER OF DIRECTORS AND VACANCIES OCCURRING IN THE BOARD FOR ANY REASON EXCEPT THE REMOVAL OF DIRECTORS WITHOUT CAUSE MAY BE FILLED BY A VOTE OF THE MAJORITY OF THE DIRECTORS THEN IN OFFICE, ALTHOUGH LESS THAN A QUORUM EXISTS. VACANCIES OCCURRING BY REASON OF THE REMOVAL OF DIRECTORS WITHOUT CAUSE SHALL BE FILLED BY VOTE OF THE STOCKHOLDERS. A DIRECTOR ELECTED TO FILL A VACANCY CAUSED BY RESIGNATION, DEATH OR REMOVAL SHALL BE ELECTED TO HOLD OFFICE FOR THE UNEXPIRED TERM OF HIS PREDECESSOR.

SECTION  9.  REMOVAL  OF  DIRECTORS.

     ANY OR ALL OF THE DIRECTORS MAY BE REMOVED FOR CAUSE BY VOTE OF THE STOCKHOLDERS OR BY ACTION OF THE BOARD. DIRECTORS MAY BE REMOVED WITHOUT CAUSE ONLY BY VOTE OF THE STOCKHOLDERS.

SECTION  10.  RESIGNATION.

     A DIRECTOR MAY RESIGN AT ANY TIME BY GIVING WRITTEN NOTICE TO THE BOARD, THE PRESIDENT OR THE SECRETARY OF THE CORPORATION. UNLESS OTHERWISE SPECIFIED IN THE NOTICE, THE RESIGNATION SHALL TAKE EFFECT UPON RECEIPT THEREOF BY THE BOARD OR SUCH OFFICER, AND THE ACCEPTANCE OF THE RESIGNATION SHALL NOT BE NECESSARY TO MAKE IT EFFECTIVE.

SECTION  11.  COMPENSATION.

     NO COMPENSATION SHALL BE PAID TO DIRECTORS, AS SUCH, FOR THEIR SERVICES, BUT BY RESOLUTION OF THE BOARD A FIXED SUM AND EXPENSES FOR ACTUAL ATTENDANCE AT EACH REGULAR OR SPECIAL MEETING OF THE BOARD MAY BE AUTHORIZED. NOTHING HEREIN CONTAINED SHALL BE CONSTRUED TO PRECLUDE ANY DIRECTOR FROM SERVING THE CORPORATION IN ANY OTHER CAPACITY AND RECEIVING COMPENSATION THEREFOR.

SECTION  12.  EXECUTIVE  AND  OTHER  COMMITTEES.

     THE BOARD, BY RESOLUTION, MAY DESIGNATE FROM AMONG ITS MEMBERS AN EXECUTIVE COMMITTEE AND OTHER COMMITTEES, EACH CONSISTING OF ONE (L) OR MORE DIRECTORS. EACH SUCH COMMITTEE SHALL SERVE AT THE PLEASURE OF THE BOARD.


                                   ARTICLE  IV
                                    OFFICERS


SECTION  1.  NUMBER.

     THE OFFICERS OF THE CORPORATION SHALL BE THE PRESIDENT, A SECRETARY AND A TREASURER, EACH OF WHOM SHALL BE ELECTED BY THE DIRECTORS. SUCH OTHER OFFICERS AND ASSISTANT OFFICERS AS MAY BE DEEMED NECESSARY MAY BE ELECTED OR APPOINTED BY THE DIRECTORS.

SECTION  2.  ELECTION  AND  TERM  OF  OFFICE.

     THE OFFICERS OF THE CORPORATION TO BE ELECTED BY THE DIRECTORS SHALL BE ELECTED ANNUALLY AT THE FIRST MEETING OF THE DIRECTORS HELD AFTER EACH ANNUAL MEETING OF THE STOCKHOLDERS. EACH OFFICER SHALL HOLD OFFICE UNTIL HIS SUCCESSOR

SHALL HAVE BEEN DULY ELECTED AND SHALL HAVE QUALIFIED OR UNTIL HIS DEATH OR UNTIL HE SHALL RESIGN OR SHALL HAVE BEEN REMOVED IN THE MANNER HEREINAFTER PROVIDED. IN THE EVENT THAT NO ELECTION OF OFFICERS BE HELD BY THE DIRECTORS AT THAT TIME, THE EXISTING OFFICERS SHALL BE DEEMED TO HAVE BEEN CONFIRMED IN OFFICE BY THE DIRECTORS.

SECTION  3.  REMOVAL.

     ANY OFFICER OR AGENT ELECTED OR APPOINTED BY THE DIRECTORS MAY BE REMOVED BY THE DIRECTORS WHENEVER IN THEIR JUDGEMENT THE BEST INTEREST OF THE CORPORATION WOULD BE SERVED THEREBY, BUT SUCH REMOVAL SHALL BE WITHOUT PREJUDICE TO CONTRACT RIGHTS, IF ANY, OF THE PERSON SO REMOVED.

SECTION  4.  VACANCIES.

     A VACANCY IN ANY OFFICE BECAUSE OF DEATH, RESIGNATION, REMOVAL, DISQUALIFICATION OR OTHERWISE, MAY BE FILLED BY THE DIRECTORS FOR THE UNEXPIRED PORTION OF THE TERM.

SECTION  5.  PRESIDENT.

     THE PRESIDENT SHALL BE THE PRINCIPAL EXECUTIVE OFFICER OF THE CORPORATION AND, SUBJECT TO THE CONTROL OF THE DIRECTORS, SHALL IN GENERAL SUPERVISE AND CONTROL ALL OF THE BUSINESS AND AFFAIRS OF THE CORPORATION. HE SHALL, WHEN PRESENT, PRESIDE AT ALL MEETINGS OF THE STOCKHOLDERS AND OF THE DIRECTORS. HE MAY SIGN, WITH THE SECRETARY OR ANY OTHER PROPER OFFICER OF THE CORPORATION THEREUNTO AUTHORIZED BY THE DIRECTORS, CERTIFICATES FOR SHARES OF THE CORPORATION, ANY DEEDS, MORTGAGES, BONDS, CONTRACTS, OR OTHER INSTRUMENTS WHICH THE DIRECTORS HAVE AUTHORIZED TO BE EXECUTED, EXCEPT IN CASES WHERE THE DIRECTORS OR BY THESE BY-LAWS TO SOME OTHER OFFICER OR AGENT OF THE CORPORATION, OR SHALL BE REQUIRED BY LAW TO BE OTHERWISE SIGNED OR EXECUTED; AND IN GENERAL SHALL PERFORM ALL DUTIES INCIDENT TO THE OFFICE OF PRESIDENT AND SUCH OTHER DUTIES AS MAY BE PRESCRIBED BY THE DIRECTORS FROM TIME TO TIME.

SECTION  6.  CHAIRMAN  OF  THE  BOARD.

     IN THE ABSENCE OF THE PRESIDENT OR IN THE EVENT OF HIS DEATH, INABILITY OR REFUSAL TO ACT, THE CHAIRMAN OF THE BOARD OF DIRECTORS SHALL PERFORM THE DUTIES OF THE PRESIDENT, AND WHEN SO ACTING, SHALL HAVE ALL THE POWERS OF AND BE SUBJECT TO ALL THE RESTRICTIONS UPON THE PRESIDENT. THE CHAIRMAN OF THE BOARD OF DIRECTORS SHALL PERFORM SUCH OTHER DUTIES AS FROM TIME TO TIME MAY BE ASSIGNED TO HIM BY THE DIRECTORS.

SECTION  7.  SECRETARY.

     THE SECRETARY SHALL KEEP THE MINUTES OF THE STOCKHOLDERS' AND OF THE DIRECTORS' MEETINGS IN ONE OR MORE BOOKS PROVIDED FOR THAT PURPOSE, SEE THAT ALL NOTICES ARE DULY GIVEN IN ACCORDANCE WITH THE PROVISIONS OF THESE BY-LAWS OR AS REQUIRED, BE CUSTODIAN OF THE CORPORATE RECORDS AND OF THE SEAL OF THE CORPORATION AND KEEP A REGISTER OF THE POST OFFICE ADDRESS OF EACH STOCKHOLDER WHICH SHALL BE FURNISHED TO THE SECRETARY BY SUCH STOCKHOLDER, HAVE GENERAL CHARGE OF THE STOCK TRANSFER BOOKS OF THE CORPORATION AND IN GENERAL PERFORM ALL THE DUTIES INCIDENT TO THE OFFICE OF SECRETARY AND SUCH OTHER DUTIES AS FROM TIME TO TIME MAY BE ASSIGNED TO HIM BY THE PRESIDENT OR BY THE DIRECTORS.

SECTION  8.  TREASURER.

     IF REQUIRED BY THE DIRECTORS, THE TREASURER SHALL GIVE A BOND FOR THE FAITHFUL DISCHARGE OF HIS DUTIES IN SUCH SUM AND WITH SUCH SURETY OR SURETIES AS THE DIRECTORS SHALL DETERMINE. HE SHALL HAVE CHARGE AND CUSTODY OF AND BE RESPONSIBLE FOR ALL FUNDS AND SECURITIES OF THE CORPORATION; RECEIVE AND GIVE

RECEIPTS FOR MONEYS DUE AND PAYABLE TO THE CORPORATION FROM ANY SOURCE WHATSOEVER, AND DEPOSIT ALL SUCH MONEYS IN THE NAME OF THE CORPORATION IN SUCH BANKS, TRUST COMPANIES OR OTHER DEPOSITORIES AS SHALL BE SELECTED IN ACCORDANCE WITH THESE BY-LAWS AND IN GENERAL PERFORM ALL OF THE DUTIES INCIDENT TO THE OFFICE OF TREASURER AND SUCH OTHER DUTIES AS FROM TIME TO TIME MAY BE ASSIGNED TO HIM BY THE PRESIDENT OR BY THE DIRECTORS.


SECTION  9.  SALARIES.

     THE SALARIES OF THE OFFICERS SHALL BE FIXED FROM TIME TO TIME BY THE DIRECTORS AND NO OFFICER SHALL BE PREVENTED FROM RECEIVING SUCH SALARY BY REASON OF FACT THAT HE IS ALSO A DIRECTOR OF THE CORPORATION.


                                    ARTICLE  V
                      CONTRACTS,  LOANS,  CHECKS  AND  DEPOSITS

SECTION  1.  CONTRACTS.

     THE DIRECTORS MAY AUTHORIZE ANY OFFICER OR OFFICERS, AGENT OR AGENTS TO ENTER INTO ANY CONTRACT OR EXECUTE AND DELIVER ANY INSTRUMENT IN THE NAME OF AND ON BEHALF OF THE CORPORATION, AND SUCH AUTHORITY MAY BE GENERAL OR CONFINED TO SPECIFIC INSTANCES.


SECTION  2.  LOANS.

     NO LOANS SHALL BE CONTRACTED ON BEHALF OF THE CORPORATION AND NO EVIDENCES OF INDEBTEDNESS SHALL BE ISSUED IN ITS NAME UNLESS AUTHORIZED BY A RESOLUTION OF THE DIRECTORS. SUCH AUTHORITY MAY BE GENERAL OR CONFINED TO SPECIFIC INSTANCES.

SECTION  3.  CHECKS,  DRAFTS,  ETC.

     ALL CHECKS, DRAFTS OR OTHER ORDERS FOR THE PAYMENT OF MONEY, NOTES OR OTHER EVIDENCES OF INDEBTEDNESS ISSUED IN THE NAME OF THE CORPORATION, SHALL BE SIGNED BY SUCH OFFICER OR OFFICERS, AGENT OR AGENTS OF THE CORPORATION AND IN SUCH MANNER AS SHALL FROM TIME TO TIME BE DETERMINED BY RESOLUTION OF THE DIRECTORS.

SECTION  4.  DEPOSITS.

     ALL FUNDS OF THE CORPORATION NOT OTHERWISE EMPLOYED SHALL BE DEPOSITED FROM TIME TO TIME TO THE CREDIT OF THE CORPORATION IN SUCH BANKS, TRUST COMPANIES OR OTHER DEPOSITORIES AS THE DIRECTORS MAY SELECT.


                                   ARTICLE  VI
                                   FISCAL  YEAR

     THE FISCAL YEAR OF THE CORPORATION SHALL BEGIN ON THE 1ST DAY OF JANUARY IN EACH YEAR, OR ON SUCH OTHER DAY AS THE BOARD OF DIRECTORS SHALL FIX.

                                   ARTICLE  VII
                                    DIVIDENDS

     THE DIRECTORS MAY FROM TIME TO TIME DECLARE, AND THE CORPORATION MAY PAY, DIVIDENDS ON ITS OUTSTANDING SHARES IN THE MANNER AND UPON THE TERMS AND CONDITIONS PROVIDED BY LAW.


                                  ARTICLE  VIII
                                      SEAL

     THE DIRECTORS MAY PROVIDE A CORPORATE SEAL WHICH SHALL HAVE INSCRIBED THEREON THE NAME OF THE CORPORATION, THE STATE OF INCORPORATION, YEAR OF INCORPORATION AND THE WORDS, "CORPORATE SEAL".


                                   ARTICLE  IX
                                WAIVER  OF  NOTICE

     UNLESS OTHERWISE PROVIDED BY LAW, WHENEVER ANY NOTICE IS REQUIRED TO BE GIVEN TO ANY STOCKHOLDER OR DIRECTOR OF THE CORPORATION UNDER THE PROVISIONS OF THESE BY-LAWS OR UNDER THE PROVISIONS OF THE ARTICLES OF INCORPORATION, A WAIVER THEREOF IN WRITING, SIGNED BY THE PERSON OR PERSONS ENTITLED TO SUCH NOTICE, WHETHER BEFORE OR AFTER THE TIME STATED THEREIN, SHALL BE DEEMED EQUIVALENT TO THE GIVING OF SUCH NOTICE.


                                    ARTICLE  X
                                   AMENDMENTS

     THESE BY-LAWS MAY BE ALTERED, AMENDED OR REPEALED AND NEW BY-LAWS MAY BE ADOPTED IN THE SAME MANNER AS THEIR ADOPTION, BY THE BOARD OF DIRECTORS IF SO ADOPTED; BY A VOTE OF THE STOCKHOLDERS REPRESENTING A MAJORITY OF ALL THE SHARES ISSUED AND OUTSTANDING, IF SO ADOPTED OR ADOPTED BY THE BOARD OF DIRECTORS; OR, IN ANY CASE, AT ANY ANNUAL STOCKHOLDERS' MEETING OR AT ANY SPECIAL STOCKHOLDERS' MEETING WHEN THE PROPOSED AMENDMENT HAS BEEN SET OUT IN THE NOTICE OF SUCH MEETING.


                                  CERTIFICATION

     THE SECRETARY OF THE CORPORATION HEREBY CERTIFIES THAT THE FOREGOING IS A TRUE AND CORRECT COPY OF THE BY-LAWS OF THE CORPORATION NAMED IN THE TITLE
THERETO AND THAT SUCH BY-LAWS WERE DULY ADOPTED BY THE BOARD OF DIRECTORS OF SAID CORPORATION ON THE DATE SET FORTH BELOW.

EXECUTED,  AND  CORPORATE  SEAL  AFFIXED,  THIS  DAY  OF  APRIL  1,  1999.

                                /S/KIRT  W.  JAMES
                                  KIRT  W.  JAMES
                                    SECRETARY

--------------------------------------------------------------------------------
                                  EXHIBIT  KF-00
                          AUDITED  FINANCIAL  STATEMENTS
                   FOR  THE  YEARS  ENDED  DECEMBER  31,  2000,  1999
--------------------------------------------------------------------------------

                                       56




                               EWORLD  TRAVEL  CORP.
                          (A  DEVELOPMENT  STAGE  COMPANY)
                              FINANCIAL  STATEMENTS
                            DECEMBER  31,  2000  AND  1999

                                       57




                                 C  O  N  T  E  N  T  S



INDEPENDENT  AUDITOR'S  REPORT                                         59

BALANCE  SHEETS                                                        60

STATEMENTS  OF  OPERATIONS                                             61

STATEMENTS  OF  STOCKHOLDERS'  EQUITY                                  62

STATEMENTS  OF  CASH  FLOWS                                            63

NOTES  TO  THE  FINANCIAL  STATEMENTS                                  64

                                       58



                          INDEPENDENT  AUDITOR'S  REPORT



TO  THE  BOARD  OF  DIRECTORS  AND  STOCKHOLDERS  OF
EWORLD  TRAVEL  CORP.


WE HAVE AUDITED THE ACCOMPANYING BALANCE SHEETS OF EWORLD TRAVEL CORP. (A DEVELOPMENT STAGE COMPANY) AS OF DECEMBER 31, 2000 AND 1999 AND THE RELATED STATEMENTS OF OPERATIONS, STOCKHOLDERS' EQUITY AND CASH FLOWS FOR THE YEARS THEN ENDED AND FROM INCEPTION ON DECEMBER 10, 1998 THROUGH DECEMBER 31, 2000. THESE FINANCIAL STATEMENTS ARE THE RESPONSIBILITY OF THE COMPANY'S MANAGEMENT. OUR RESPONSIBILITY IS TO EXPRESS AN OPINION ON THESE FINANCIAL STATEMENTS BASED ON OUR AUDITS.

WE CONDUCTED OUR AUDITS IN ACCORDANCE WITH GENERALLY ACCEPTED AUDITING STANDARDS. THOSE STANDARDS REQUIRE THAT WE PLAN AND PERFORM THE AUDITS TO OBTAIN REASONABLE ASSURANCE ABOUT WHETHER THE FINANCIAL STATEMENTS ARE FREE OF MATERIAL MISSTATEMENT. AN AUDIT INCLUDES EXAMINING, ON A TEST BASIS, EVIDENCE SUPPORTING THE AMOUNTS AND DISCLOSURES IN THE FINANCIAL STATEMENTS. AN AUDIT ALSO INCLUDES ASSESSING THE ACCOUNTING PRINCIPLES USED AND SIGNIFICANT ESTIMATES MADE BY MANAGEMENT, AS WELL AS EVALUATING THE OVERALL FINANCIAL STATEMENT PRESENTATION. WE BELIEVE THAT OUR AUDITS PROVIDE A REASONABLE BASIS FOR OUR OPINION.

IN OUR OPINION, THE FINANCIAL STATEMENTS REFERRED TO ABOVE PRESENT FAIRLY, IN ALL MATERIAL RESPECTS, THE FINANCIAL POSITION OF EWORLD TRAVEL CORP. (A DEVELOPMENT STAGE COMPANY) AS OF DECEMBER 31, 2000 AND 1999 AND THE RESULTS OF ITS OPERATIONS AND CASH FLOWS FOR THE YEARS THEN ENDED AND FROM INCEPTION ON DECEMBER 10, 1998 THROUGH DECEMBER 31, 2000 IN CONFORMITY WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.

THE ACCOMPANYING FINANCIAL STATEMENTS HAVE BEEN PREPARED ASSUMING THAT THE COMPANY WILL CONTINUE AS A GOING CONCERN. AS DISCUSSED IN NOTE 2, THE COMPANY'S RECURRING OPERATING LOSSES AND LACK OF WORKING CAPITAL RAISE SUBSTANTIAL DOUBT ABOUT ITS ABILITY TO CONTINUE AS A GOING CONCERN. MANAGEMENT'S PLANS IN REGARD TO THOSE MATTERS ARE ALSO DESCRIBED IN NOTE 2. THE FINANCIAL STATEMENTS DO NOT INCLUDE ANY ADJUSTMENTS THAT MIGHT RESULT FROM THE OUTCOME OF THIS UNCERTAINTY.



/S/CHISHOLM  &  ASSOCIATES
CHISHOLM  &  ASSOCIATES
SALT  LAKE  CITY,  UTAH
FEBRUARY  6,  2001

                                       59



                               EWORLD  TRAVEL  CORP.
                          (A  DEVELOPMENT  STAGE  COMPANY)
                                  BALANCE  SHEETS

                                     ASSETS

                                              DECEMBER  31,        DECEMBER  31,
                                                  2000                  1999
--------------------------------------------------------------------------------

CURRENT  ASSETS
   CASH                                       $     1,133          $       1,825
                                              ----------------------------------
TOTAL  CURRENT  ASSETS                              1,133                  1,825
                                              ----------------------------------
OTHER  ASSETS
    INVESTMENTS-AVAILABLE  FOR  SALE                  415                      0
                                              ----------------------------------
TOTAL  OTHER  ASSETS                                  415                      0
                                              ----------------------------------

      TOTAL  ASSETS                           $     1,548         $        1,825
                                              ==================================

                      LIABILITIES  AND  STOCKHOLDERS'  EQUITY

CURRENT  LIABILITIES
   ACCOUNTS  PAYABLE                                7,400                      0
   ACCOUNTS PAYABLE-RELATED PARTY (NOTE 4)              0                    385
   NOTES  PAYABLE  -  RELATED  PARTY  (NOTE  4)    41,685                      0
                                              ----------------------------------
TOTAL  CURRENT  LIABILITIES                        49,085                    385
                                              ----------------------------------
STOCKHOLDERS'  EQUITY

   COMMON  STOCK,  AUTHORIZED
     100,000,000  SHARES  OF  $.001  PAR  VALUE,
     ISSUED  AND  OUTSTANDING  2,682,000  AND
     2,682,000  SHARES                              2,682                  2,682
   ADDITIONAL  PAID  IN  CAPITAL                   36,118                 36,118
   LESS:  SUBSCRIPTION  RECEIVABLE                      0                (1,000)
   ACCUMULATED  COMPREHENSIVE  INCOME/(LOSS)      (12,185)                     0
   DEFICIT  ACCUMULATED  DURING  THE
     DEVELOPMENT  STAGE                           (74,152)              (36,360)
                                              ----------------------------------
TOTAL  STOCKHOLDERS'  EQUITY                      (47,537)                 1,440
                                              ----------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY    $     1,548         $        1,825

                                              ==================================

THE  ACCOMPANYING  NOTES  ARE  AN  INTEGRAL  PART OF THESE FINANCIAL STATEMENTS.

                                       60


                               EWORLD  TRAVEL  CORP.
                          (A  DEVELOPMENT  STAGE  COMPANY)
                            STATEMENTS  OF  OPERATIONS

                                                               FROM INCEPTION ON
                                 FOR  THE         FOR  THE     DECEMBER 10, 1998
                               YEAR  ENDED       YEAR  ENDED         THROUGH
                               DECEMBER  31,     DECEMBER  31,     DECEMBER  31,
                                  2000              1999               2000
--------------------------------------------------------------------------------
REVENUES:                     $           0     $            0    $            0

EXPENSES:
GENERAL AND ADMINISTRATIVE           47,041             36,360            83,401
                             ---------------------------------------------------
TOTAL  EXPENSES                      47,041             36,360            83,401
                             ---------------------------------------------------
NET  OPERATING  LOSS                (47,041)           (36,360)         (83,401)
                             ---------------------------------------------------

OTHER  INCOME  (EXPENSE)

GAIN ON SETTLEMENT OF DEBT            9,249                  0             9,249
                             ---------------------------------------------------
TOTAL  OTHER  INCOME  (EXPENSE)       9,249                  0             9,249
                             ---------------------------------------------------
NET LOSS                      $     (37,792)     $     (36,360)   $     (74,152)
                             ===================================================
NET  LOSS  PER  SHARE         $        (.01)     $       (.01)    $        (.03)
                             ===================================================
WEIGHTED  AVERAGE  SHARES
OUTSTANDING                       2,682,000          2,618,860         2,564,860
                             ===================================================

THE  ACCOMPANYING  NOTES  ARE  AN  INTEGRAL  PART OF THESE FINANCIAL STATEMENTS.

                                       61


                               EWORLD  TRAVEL  CORP.
                          (A  DEVELOPMENT  STAGE  COMPANY)
                        STATEMENT  OF  STOCKHOLDERS'  EQUITY



                                                                                               Deficit
                                                                                              Accumulated
                                                                  Additional   Accumulated    During  the
                                        Common  Stock              paid-in    Comprehensive   Development
                                   Shares          Amount          capital    Income/(Loss)      Stage
-----------------------------------------------------------------------------------------------------

Common stock, issued at inception
for cash at $.01 per share       2,000,000   $       2,000   $       18,000   $        0     $      0

Net  loss  for  the  period  ended
December  31,  1998                      0               0                0            0            0
                                 --------------------------------------------------------------------
Balance,  December  31,  1998    2,000,000           2,000           18,000            0            0

Common  stock  issued  for  cash
 at  $.025  per  share             672,000             672           16,128            0            0

Common  stock  issued  for  cash
 at  $.20  per  share               10,000              10            1,990            0            0

Net  loss  for  the  year  ended
 December 31, 1999                       0               0                0            0     (36,360)
                                 --------------------------------------------------------------------
Balance,  December  31,  1999    2,682,000           2,682           36,118            0     (36,360)

Net  change  in  unrealized  gains/
 (Losses)  on  available  for  sale
 securities                              0               0                0      (12,185)           0

Net  loss  for  the  year  ended
 December 31, 2000                       0               0                0            0     (37,792)
                                 --------------------------------------------------------------------
Balance,  December  31,  2000    2,682,000     $     2,682    $      36,118   $  (12,185)   $(74,152)
                                 ====================================================================

   THE  ACCOMPANYING  NOTES  ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       62


                               EWORLD  TRAVEL  CORP.
                          (A  DEVELOPMENT  STAGE  COMPANY)
                            STATEMENTS  OF  CASH  FLOWS

                                                                         From  inception  on
                                           For  the          For  the     December 10, 1998
                                         Year  ended       Year  ended       through
                                         December  31,     December  31,   December  31,
                                             2000             1999             2000
----------------------------------------------------------------------------------------
Cash  Flows  from  Operating
 Activities

     Net  loss                                $   (37,792)  $    (36,360)  $    (74,152)
Adjustments  to  reconcile
net  loss  to  net  cash
provided  by  operations:
Gain on settlement of notes receivable             (9,249)             0         (9,249)
      Increase  in  payables                        7,015            385           7,400
----------------------------------------------------------------------------------------
Net  Cash  (Used)  Provided  by
 Operating  Activities                            (40,026)       (35,975)       (76,001)
----------------------------------------------------------------------------------------
Cash  Flows  from  Investing
 Activities:
Payment for notes receivable                       (3,351)            0          (3,351)
----------------------------------------------------------------------------------------
Net  Cash  (Used)  Provided  by
   Investing Activities                            (3,351)            0          (3,351)
----------------------------------------------------------------------------------------
Cash  Flows  from  Financing
 Activities:
     Issued  common  stock  for  cash                  0         37,800           37,800
     Proceeds  from officer                       41,685              0           41,685
     Proceeds  from  subscription  receivable      1,000              0            1,000
----------------------------------------------------------------------------------------
Net  Cash  (Used)  Provided  by
   Financing  Activities                          42,685         37,800           80,485
----------------------------------------------------------------------------------------
Net  increase  (decrease)  in  cash                 (692)         1,825            1,133
Cash,  beginning  of  period                       1,825              0                0
----------------------------------------------------------------------------------------
Cash, end of period                          $     1,133   $      1,825    $       1,133


NON-CASH  FINANCING  AND  INVESTING  TRANSACTIONS:
 IN JANUARY 2000, A MARKETABLE SECURITY VALUED AT $12,600 WAS RECEIVED IN EXCHANGE FOR A NOTES RECEIVABLE
OF  $3,351.  THE  MARKET  VALUE  OF THE SECURITIES AT DECEMBER 31, 2000 IS $415.

   THE  ACCOMPANYING  NOTES  ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       63


                               EWORLD  TRAVEL  CORP.
                          (A  DEVELOPMENT  STAGE  COMPANY)
                        NOTES  TO  THE  FINANCIAL  STATEMENTS
                           DECEMBER  31,  2000  AND  1999

NOTE  1  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

     A.  ORGANIZATION

         EWORLD TRAVEL CORP. (THE COMPANY) WAS INCORPORATED ON DECEMBER 10, 1998 UNDER THE LAWS OF THE STATE OF NEVADA. THE COMPANY WAS ORGANIZED TO PROVIDE INTERNET-BASED TRAVEL SERVICES. THE COMPANY HAS NOT YET SECURED OPERATIONS AND IS IN THE DEVELOPMENT STAGE ACCORDING TO FINANCIAL ACCOUNTING STANDARDS BOARD STATEMENT NO. 7.

     B.  ACCOUNTING  METHOD

          THE COMPANY RECOGNIZES INCOME AND EXPENSE ON THE ACCRUAL BASIS OF ACCOUNTING.

     C.  EARNINGS  (LOSS)  PER  SHARE

          THE  COMPUTATION OF EARNINGS PER SHARE OF COMMON STOCK IS BASED ON THE
WEIGHTED  AVERAGE  NUMBER     OF SHARES OUTSTANDING AT THE DATE OF THE FINANCIAL
STATEMENTS.

     D.  CASH  AND  CASH  EQUIVALENTS

     THE COMPANY CONSIDERS ALL HIGHLY LIQUID INVESTMENTS WITH MATURITIES OF THREE MONTHS OR LESS TO BE CASH EQUIVALENTS.

     E.  AVAILABLE  FOR  SALE  SECURITIES

          MANAGEMENT DETERMINES THE APPROPRIATE CLASSIFICATION OF MARKETABLE EQUITY SECURITY INVESTMENTS AT THE TIME OF PURCHASE AND REEVALUATES SUCH DESIGNATION AS OF EACH BALANCE SHEET DATE. UNRESTRICTED MARKETABLE EQUITY SECURITIES HAVE BEEN CLASSIFIED AS AVAILABLE FOR SALE. AVAILABLE FOR SALE SECURITIES ARE CARRIED AT FAIR VALUE, WITH UNREALIZED GAINS AND LOSSES REPORTED IN ACCUMULATED COMPREHENSIVE INCOME. REALIZED GAINS AND LOSSES AND DECLINES IN VALUE JUDGED TO BE OTHER-THAN-TEMPORARY ON AVAILABLE FOR SALE SECURITIES ARE INCLUDED IN INVESTMENT INCOME. THE COST OF SECURITIES SOLD IS BASED ON THE SPECIFIC IDENTIFICATION METHOD. INTEREST AND DIVIDENDS ON SECURITIES CLASSIFIED AS AVAILABLE FOR SALE ARE INCLUDED IN INVESTMENT INCOME.

     F.  PROVISION  FOR  INCOME  TAXES

     NO PROVISION FOR INCOME TAXES HAS BEEN RECORDED DUE TO NET OPERATING LOSS CARRYFORWARDS TOTALING APPROXIMATELY $74,152 THAT WILL BE OFFSET AGAINST FUTURE TAXABLE INCOME. THESE NOL CARRYFORWARDS BEGIN TO EXPIRE IN THE YEAR 2018. NO TAX BENEFIT HAS BEEN REPORTED IN THE FINANCIAL STATEMENTS BECAUSE THE COMPANY BELIEVES THERE IS A 50% OR GREATER CHANCE THE CARRYFORWARD WILL EXPIRE UNUSED.


     DEFERRED TAX ASSETS AND THE VALUATION ACCOUNT IS AS FOLLOWS AT DECEMBER 31, 2000 AND 1999.

                                             DECEMBER  31,   DECEMBER  31,
                                                 2000           1999
                                          -------------------------------
     DEFERRED  TAX  ASSET:
        NOL  CARRRYFORWARD                 $     13,538      $      5,454
     VALUATION  ALLOWANCE                       (13,538)          (5,454)

     TOTAL                                 $          0      $          0
                                          ===============================

                                       64


                               EWORLD  TRAVEL  CORP.
                          (A  DEVELOPMENT  STAGE  COMPANY)
                        NOTES  TO  THE  FINANCIAL  STATEMENTS
                           DECEMBER  31,  2000  AND  1999


NOTE  2  -  GOING  CONCERN

     THE ACCOMPANYING FINANCIAL STATEMENTS HAVE BEEN PREPARED ASSUMING THAT THE COMPANY WILL CONTINUE AS A GOING CONCERN. THE COMPANY HAS HAD RECURRING OPERATING LOSSES AND IS DEPENDENT UPON FINANCING TO CONTINUE OPERATIONS. THE FINANCIAL STATEMENTS DO NOT INCLUDE ANY ADJUSTMENTS THAT MIGHT RESULT FROM THE OUTCOME OF THIS UNCERTAINTY. IT IS MANAGEMENT'S PLAN TO FIND AN OPERATING
COMPANY  TO  MERGE  WITH,  THUS  CREATING  NECESSARY  OPERATING  REVENUE.

NOTE  3  -  DEVELOPMENT  STAGE  COMPANY

     THE COMPANY IS A DEVELOPMENT STAGE COMPANY AS DEFINED IN FINANCIAL ACCOUNTING STANDARDS BOARD STATEMENT NO. 7. IT IS CONCENTRATING SUBSTANTIALLY ALL OF ITS EFFORTS IN RAISING CAPITAL AND DEFINING ITS BUSINESS OPERATION IN ORDER TO GENERATE SIGNIFICANT REVENUES.

NOTE  4  -  RELATED  PARTY  TRANSACTIONS

      DURING 1999, AN OFFICER PAID EXPENSES ON BEHALF OF THE COMPANY IN THE AMOUNT OF $385.

           DURING 2000, AN OFFICER AND SHAREHOLDER LOANED THE COMPANY $41,685. THE NOTE IS NON-INTEREST BEARING AND PAYABLE UPON DEMAND.

NOTE  5  -  EQUITY

      DURING 1999, THE COMPANY ISSUED 672,000 SHARES OF COMMON STOCK FOR CASH OF $16,800 AND
     10,000 SHARES OF COMMON STOCK FOR CASH OF $1,000 AND A SUBSCRIPTION RECEIVABLE OF $1,000.

      DURING 1998, THE COMPANY ISSUED 2,000,000 SHARES OF COMMON STOCK FOR A SUBSCRIPTION RECEIVABLE OF $20,000. THE COMPANY RECEIVED THE $20,000 IN JANUARY 1999.

NOTE  6  -  AVAILABLE  FOR  SALE  SECURITIES

          IN JANUARY 2000, THE COMPANY'S NOTES RECEIVABLE OF $3,351 WAS EXCHANGED FOR A MARKETABLE EQUITY SECURITY VALUED AT $12,600. A GAIN OF $9,249 WAS RECOGNIZED ON THE EXCHANGE. AS OF DECEMBER 31, 2000, THE ESTIMATED FAIR
VALUE OF THE SECURITY IS $415. THE UNREALIZED LOSS OF $12,185 HAS BEEN RECOGNIZED AS AN ACCUMULATED COMPREHENSIVE LOSS.

                                       65


--------------------------------------------------------------------------------
                                     Annex C

                       MARCH 31, 2001 QUARTERLY REPORT FOR
                               eWORLD TRAVEL CORP.
                                 ON FORM 10-QSB
--------------------------------------------------------------------------------

                                       66


                                   FORM 10-QSB

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


  [X]  QUARTERLY REPORT PURSUANT TO SECTION 13 OF THE SECURITIES EXCHANGE ACT OF
                                      1934

                      For the Quarter ended March 31, 2001

                       Commission File Number:  000-28429

                               EWORLD TRAVEL CORP.


Nevada                                                                68-0423301
(Jurisdiction  of  Incorporation)        (I.R.S.  Employer  Identification  No.)


34700  Pacific  Coast  Highway,  Suite  303,  Capistrano  Beach  CA        92624
(Address of principal executive offices)                              (Zip Code)

Registrant's  telephone  number,  including  area  code:         (949)  248-1765



As of March 31, 2001, 2,682,000 shares of shares of Common Stock were issued and outstanding.

Yes [X] No [ ] (Indicate by check mark whether the Registrant (1) has filed all report required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports) and (2) has been subject to such filing requirements for the past 90 days.)

Transitional  Small  Business  Disclosure  Format  (check one): yes [ ]   no [X]

                                       67


                          PART I: FINANCIAL INFORMATION


                          ITEM 1. FINANCIAL STATEMENTS.

     The financial statements, for the three months ended March 31, 2001, included herein have been prepared by the Company, without audit pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnotes disclosure normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures are adequate to make the information not misleading.

                                       68


                               EWORLD TRAVEL, INC.
                                  BALANCE SHEET
                   For the fiscal year ended December 31, 2000
                       And the period ended March 31, 2001

                                                          March 31,    December 31,
                                                            2001            2000
                                                        (Unaudited)
-----------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS
Cash . . . . . . . . . . . . . . . . . . . . . . . . .  $    3,406   $       1,133
                                                        -----------  --------------
TOTAL CURRENT ASSETS . . . . . . . . . . . . . . . . .       3,406           1,133
OTHER ASSETS
Marketable Securities. . . . . . . . . . . . . . . . .           0             415
                                                        -----------  --------------
TOTAL OTHER ASSETS . . . . . . . . . . . . . . . . . .           0             415
TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . .  $    3,406   $       1,548
                                                        ===========  ==============
LIABILITIES & STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable . . . . . . . . . . . . . . . . . . .      20,923           7,400
Notes payable - related party. . . . . . . . . . . . .  $   41,685   $      41,685
                                                        -----------  --------------
TOTAL LIABILITIES. . . . . . . . . . . . . . . . . . .      62,608          49,085
                                                        -----------  --------------
STOCKHOLDERS' EQUITY
Common Stock, $.001 par value; authorized 100,000,000
   shares; issued and outstanding, 2,682,000 and
   2,682,000 shares respectively . . . . . . . . . . .  $    2,682   $       2,682
Additional Paid-In Capital . . . . . . . . . . . . . .      36,118          36,118
Accumulated Comprehensive Income/(loss). . . . . . . .           0         (12,185)
Accumulated Equity (Deficit) . . . . . . . . . . . . .     (98,002)        (74,152)
                                                        -----------  --------------
Total Stockholders' Equity . . . . . . . . . . . . . .     (59,202)        (47,537)
                                                        -----------  --------------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY . . . . . . .  $    3,406   $       1,548
                                                        ===========  ==============

   The accompanying notes are an integral part of these financial statements.

                                       69


                               EWORLD TRAVEL, INC.
             STATEMENTS OF LOSS AND ACCUMULATED (DEFICIT)(UNAUDITED)
                      From inception through March 31, 2001
                  And the periods ended March 31, 2000 and 2001

                                                                   From
                                                               Inception on
                               From January    From January    December 10,
                                   2001        1, 2000 to     1998 through
                                 March 31,      March 31,        March 31,
                                   2001           2000            2001
                             --------------  --------------  --------------
                             $           0   $           0   $           0
                             --------------  --------------  --------------
Revenues
General and Administrative.         11,741           1,670          95,142
Net Loss from Operations. .        (11,741)         (1,670)        (95,142)
                             --------------  --------------  --------------
Loss on Investment. . . . .        (12,109)              0         (12,109)
Gain on settlement of debt.              0               0           9,249
                             --------------  --------------  --------------
Net Income (Loss) . . . . .       ($23,850)        ($1,670)       ($98,002)
                             ==============  ==============  ==============
Loss per Share. . . . . . .      ($0.00889)      ($0.00064)      ($0.03821)
                             ==============  ==============  ==============
Weighted Average
    Shares Outstanding. . .      2,682,000       2,618,000       2,564,860
                             ==============  ==============  ==============

   The accompanying notes are an integral part of these financial statements.

                                       70


                               EWORLD TRAVEL, INC.
             STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)(UNAUDITED)
             For the period from inception of the Development Stage
                 On December 10, 1998, through December 31, 1998
            And for the fiscal year ended December 31, 1999 and 2000
                     And the period ended September 30, 2000

                                                                  Additional      Accumulated    Accumulated
                                         Common      Par           Paid-In       Comprehensive      Equity
                                         Stock       Value         Capital       Income/(Loss)     (Deficit)
                                         ----------  ------------  ------------  ---------------  ----------

Common Stock issued at inception. . . .   2,000,000  $      2,000  $     18,000  $            0   $       0
                                       --------------------------------------------------------------------
Balance at December 31, 1998. . . . . .   2,000,000  $      2,000  $     18,000  $            0   $       0

Sale of Common Stock
    at $0.025 per share . . . . . . . .     672,000           672        16,128               0           0

Sale of Common Stock
    at $0.20 per share. . . . . . . . .      10,000            10         1,990               0           0

Loss during the period from January 1
    through December 31, 1999 . . . . .           0             0             0               0     (36,360)
                                       --------------------------------------------------------------------
Balance at December 31, 1999. . . . . .   2,682,000  $      2,682  $     36,118  $            0    ($36,360)

Net change in unrealozed gains/(losses)
    on available for sale securities. .           0             0             0         (12,185)          0

Loss during the period from January 1
    through December 31, 2000 . . . . .           0             0             0               0     (37,792)
                                       --------------------------------------------------------------------
Balance at December 31, 2000. . . . . .   2,682,000  $      2,682  $     36,118        ($12,185)   ($74,152)

Net change in (losses)
    on sale of securities . . . . . . .           0             0             0          12,185           0

Loss during the period from January 1
    through March 31, 2001. . . . . . .           0             0             0               0     (23,850)
                                       --------------------------------------------------------------------
Balance at March 31, 2001 . . . . . . .   2,682,000  $      2,682  $     36,118  $            0    ($98,002)

   The accompanying notes are an integral part of these financial statements.

                                       71


                               EWORLD TRAVEL, INC.
                             STATEMENTS OF CASH FLOW
                      From inception through March 31, 2001
                  And the periods ended March 31, 2000 and 2001

                                                                                  From
                                                                             Inception on
                                             From January    From January    December 10,
                                             1, 2001 to.     1, 2000 to     1998 through
                                               March 31,      March 31,        March 31,
                                                 2001           2000             2001
                                         --------------  --------------  --------------
Operating Activities:
Net Income (Loss) . . . . . . . . . . .       ($23,850)        ($1,670)       ($98,002)
Gain on settlement of notes receivable.              0               0          (9,249)
Incerase in payables. . . . . . . . . .         13,523             385          20,923
                                         --------------  --------------  --------------
Net Cash from Operations. . . . . . . .        (10,327)         (1,285)        (86,328)
Loss on Investment. . . . . . . . . . .         12,109               0          12,109
Cash received on sale of investment . .            491               0             491
Payment for notes receivable. . . . . .              0               0          (3,351)
Issued common stock for cash. . . . . .              0               0          37,800
Proceeds from officer . . . . . . . . .              0               0          41,685
Proceeds from subscription receivable .              0               0           1,000
                                         --------------  --------------  --------------
Net Increase (Decrease) in cash . . . .          2,273          (1,285)          3,406
Beginning Cash. . . . . . . . . . . . .          1,133           1,825               0
Cash as of Statement Date . . . . . . .  $       3,406   $         540   $       3,406
                                         ==============  ==============  ==============

   The accompanying notes are an integral part of these financial statements.

                                       72


                               EWORLD TRAVEL CORP.
                          (A Development Stage Company)
                        Notes to the Financial Statements
                                 March 31, 2001


NOTES  TO  FINANCIAL  STATEMENTS

eWorld Travel Corp. ("the Company") has elected to omit substantially all footnotes to the financial statements for the three months ended March 31, 2001, since there have been no material changes (other than indicated in other footnotes) to the information previously reported by the Company in their Annual Report filed on Form 10-KSB for the Fiscal year ended December 31, 2000.

UNAUDITED  INFORMATION

The information furnished herein was taken from the books and records of the Company without audit. However, such information reflects all adjustments which are, in the opinion of management, necessary to properly reflect the results of the period presented. The information presented is not necessarily indicative of the results from operations expected for the full fiscal year.

                                       73


       ITEM 1.  MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION.


 (A) PLAN OF OPERATION. The plan for the next twelve months remains to take optimal advantage of the burgeoning market by positioning us as a one-stop shop, for travellers worldwide, offering the widest possible range of travel information, services and products. This is considered an ambitious but achievable plan. As the market has deflated in the past few months, expanded business and website development have been deferred. The initial revenue generation is expected to be generated from advertisers on the web site, and gradually shifting in favor of customer bookings. We will expand with offerings of travel related products over time. While there can be no assurance of success, we believe that the site will attract the attention of travellers, by means of the extensive array of free travel information available, and its ease of use. Website development expected to be completed by the end of the current year has been deferred in response to current market conditions. Management reports that we continue to explore new revenue sources and internet travel solutions. As the market headed into the close of year 2000, all indicators relied upon by management were decidedly negative toward any proposed capital formation or business development of new internet businesses. Implementation of strategic software solutions in a volitive downward-trending marketplace did not make good sense to management. We would expect to obtain a working office, and to furnish it with office equipment and one or two ordinary personal computers. We do not require an expensive server or database system because of our agreement with Travelocity's website and use of their web network. We would expect to employ a manager and two sales personnel when operations are launched. This may occur in the first half of year 2001, if market conditions improve.

     The  following  discussion identifies more specifically our deferred plans:
Binary Environments has worked and will resume work on mapping software exclusively for us; research and development of high-school and collegiate target marketing programs to be incorporated into our site. Future plans include acquisition of a fully-scalable web server, with a hardware cost of approximately $15,000, have been postponed.

     CASH REQUIREMENTS AND OF NEED FOR ADDITIONAL FUNDS: TWELVE MONTHS. Because of market conditions we have estimated and continue to estimate that we will require about $125,000.00 to $150,000.00 in new financing, during the next twelve months, with which to launch and sustain our operations. The company will endeavor to develop strategic alliances with existing travel service companies and develop a more "hands-on" business strategy. While no specific financing program has been fixed or adopted, we intend to raise these funds by the private placement of up to 1,000,000 new investment shares of common stock, at approximately $0.20 per share, to sophisticated, accredited and institutional investors. Last Quarter market conditions were unfavorable to our launch of these programs. They have been deferred.

     CAUTIONARY STATEMENT: There can be no assurance that we will be successful in raising capital through private placements or otherwise. Even if we are successful in raising capital through the sources specified, there can be no assurances that any such financing would be available in a timely manner or on terms acceptable to us and our current shareholders. Additional equity financing could be dilutive to our then existing shareholders, and any debt financing could involve restrictive covenants with respect to future capital raising activities and other financial and operational matters.

 (B) DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS. We have had no revenues for past fiscal years and the interim period covered by this report.

 (C) FUTURE PROSPECTS. The development of a niche market for eWorld Travel remains the major focus for management. As several vertical markets have grown

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within  the last few months, in areas of travel management software and wireless web access for travellers, certain markets are just now beginning to realize a significant potential. The international appeal of internet travel has been a positive direction for internet-based travel. Management has investigated several vertical markets and is confident that the best business development direction will be found for us. A potential partnering strategy is being investigated as the wireless environment is now very mobile. Networking alliances with internet hardware providers is also being investigated.

     Management has had several constructive discussions in December 2000, with several groups interested in co-development of our software and website integration with selected vertical market travel service providers. We are seeking alliances to further enhance growth. Some of these potential alliances offer exclusive information services and bookings which appeal to selected travellers. We are investigating the development of specific software using a Florida company (Pro Logic Computer Systems, Inc.) for access rights to its existing Application Service Provider, in order to private-label the eWorld air, car rental and hotel booking programs. In addition, Pro Logic would also provide the software for the fulfillment mechanism of all travel bookings. The Pro Logic, TourPro Reservation System boasts a real-time connectivity to Amedeus, Sabre and Apollo, for intelligent robotic bookings. The TourPro may be accessed via standard internet connections for home-based reservation agents or major customers. This area of service will give us a new added feature, which clients can use on a regular basis for travel planning and real-time air and hotel pricing schedules. The TourPro staff has developed a powerful programming team able to provide our website with a comprehensive solution package for all of our clients.

     We will implement our development plans as soon as funding becomes available. We have had serious discussions with key management of Simply Travel.com, an internet travel service portal, for possible development of strategic alliances in several vertical markets in British Columbia, Canada, with a view to destinations like Whistler and Vancouver Islands. Simply Travel is also expanding its vertical market to Hawaii. We also foresee steady growth opportunities in the ski-destination market and cruise ship bookings.

     CAUTIONARY STATEMENT REPEATED: There can be no assurance that we will be successful in raising capital through private placements, business combinations or otherwise. Even if we are successful in raising capital through the sources specified, there can be no assurances that any such financing would be available in a timely manner or on terms acceptable to us and our current shareholders. Additional equity financing, merger or joint-venture could be dilutive to our then existing shareholders, and any debt financing could involve restrictive covenants with respect to future capital raising activities and other financial and operational matters. Even if we are successful in raising capital in a timely manner and on terms acceptable to us and our shareholders, there are innumerable risks of business failure that haunt the path to profitability. We may not prove competitive in our areas of focus. Funding may not prove adequate to see us through our development stage. We are virtually a start-up company with all of the risks which attend new ventures

                                       75


                           PART II: OTHER INFORMATION


                           ITEM 1.  LEGAL PROCEEDINGS

                                      NONE

                          ITEM 2.  CHANGE IN SECURITIES

                                      NONE

                    ITEM 3.  DEFAULTS UPON SENIOR SECURITIES

                                      NONE

           ITEM 4.  SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS

                                      NONE

                           ITEM 5.  OTHER INFORMATION

                                      NONE

                           ITEM 6. REPORTS ON FORM 8-K

                                      NONE


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, this Form 10-QSB Report for the Quarter ended March 31, 2001 has been signed below by the following person on behalf of the Registrant and in the capacity and on the date indicated.

Dated:  May  9,  2001
                               EWORLD TRAVEL CORP.

                                       by

/s/Gerald Yakimishyn          /s/Kirt W. James
   Gerald  Yakimishyn            Kirt  W.  James
   president/director            secretary/director



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--------------------------------------------------------------------------------
                                     Annex D

                             AUDIT COMMITTEE REPORT
--------------------------------------------------------------------------------

                                       77




eWorld  Travel  Corp.
34700  Pacific  Coast  Highway,  Suite  303
Capistrano  Beach,  CA  92624


                             AUDIT COMMITTEE REPORT


The audit committee of eWorld Travel Corp. for the fiscal year ending December 31, 2000 was composed of its Board of Directors, Gerald Yakimishyn and Kirt W. James. The Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of the Corporation's independent accountants.

Management is responsible for eWorld Travel's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of eWorld Travel's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee's responsibility is to monitor and oversee these processes.

In this context, the Committee has met and held discussions with management and the independent accountants. Management represented to the Committee that eWorld Travel's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

eWorld Travel's independent accountants also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm's independence.

Based upon Committee's discussion with management and the independent accountants and the Committee's review of the representation of management and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in eWorld Travel's Annual Report on Form 10-KSB for the year ended December 31, 2001 filed with the Securities and Exchange Commission.



/s/Gerald  Yakimishyn          /s/Kirt  W.  James
   Gerald  Yakimishyn             Kirt  W.  James

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